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                                DAVIS GROWTH OPPORTUNITY FUND
                                         DAVIS FINANCIAL FUND
                                       DAVIS REAL ESTATE FUND
                            DAVIS CONVERTIBLE SECURITIES FUND
                                   DAVIS GOVERNMENT BOND FUND
                                       DAVIS GOVERNMENT MONEY
                                                  MARKET FUND

                                           SEMI-ANNUAL REPORT
                                                JUNE 30, 1998






                                                     [DAVIS FUNDS LOGO]


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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

Dear Shareholder:

MARKET OVERVIEW

Earnings are the lifeblood of the market and the reason why, over generations, stocks tend to do better than bonds.1 This concept can be clearly illustrated if you think in terms of your son's or daughter's earning power. Let's say you have this choice: You could receive 1% of your child's first-year salary after college, fixed at that level every year for the next 30 years. Or you could receive 1% of whatever your child's salary turns out to be in each of the next 30 years.

In the first case, your dollar return would be the same for 30 years, which is equivalent to the fixed-coupon return from a bond. In the second case, your dollar return would vary with earning power, which is equivalent to the variable return of a stock. So the level of salary or earnings going forward is critical. If you believe your son's or daughter's income stream will expand over 30 years, you would be better off with the second choice, just as you would be better off investing in the stock of a company whose earnings grow over the next three decades than in a fixed-return investment like a bond.

If you are going to invest successfully in stocks, you have to think in terms of the future. You can't just research the past and expect that will help you too much in understanding the future. Life is always changing, and companies are always changing, which is why we are continually researching projected long-term earnings trends.

Today, we are at a point where there are large crosscurrents in the earnings picture, at least for the near term. Corporate earnings are being hurt by the General Motors strike, the deepening Asian crisis, the fiercely competitive business environment, a lack of pricing power, and currency translation problems related to the strengthening U.S. dollar.

In addition to these negatives, earnings are being overstated by the use of aggressive accounting practices. These include taking up-front write-offs for restructuring charges that may mask ongoing business problems, as well as the extensive use of stock options, which tends to understate the real compensation costs of a business.

Given this uncertain earnings outlook, we anticipate a choppy market environment, where individual stocks will understandably react to strength or weakness in earnings reports. Furthermore, it seems that more earnings reports are coming in below earlier estimates, indicating a loss of momentum in earnings trends. As a result, we expect there will be a loss of momentum in the stock market.

The best case scenario, in our view, would be a sort of stealth correction or a rotational adjustment in which prices of individual stocks or industry groups are corrected based on disappointing earnings results. But there is always the possibility that we will have a broader correction because valuation levels are historically high and priced for a good economic outlook in terms of inflation, interest rates and earnings.

Such an environment, or course, creates not only risk but opportunity if the market overreacts and punishes stocks too harshly for short-term earnings disappointments. As long-term investors, we don't use the latest quarterly earnings as the only benchmark for valuing a stock. Instead, we try to develop a normalized growth trend for earnings power that disregards short-term peaks and valleys. Our objective is to find companies with growing normalized earnings that are selling at reasonable prices.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

We've said before that investors should lower their expectations and that the market is overdue for a correction. But we don't think we're at the end of the game. The best approach is to take advantage of volatility through dollar cost averaging2, rather than plunging in and out of the market, and to stay aboard for the long voyage because the earning power of companies--like the earning power of college graduates--tends to grow over decades.

Sincerely,




/s/ Shelby M.C. Davis
------------------------
Shelby M.C. Davis
Chief Investment Officer

August 17, 1998

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

o The Davis Financial Fund was our best-performing fund for the latest six-month, one-year, three-year and five-year periods.3

o The fund's Class A shares delivered a total return on net asset value of 13.08% for the six-month period, 33.93% for the one-year period and 26.80% for the five-year period ended June 30, 1998. By way of comparison, the funds included in Lipper Analytical Services' financial services funds category delivered average returns of 12.05%, 35.16% and 25.79% for the latest six-month, one-year and five-year periods, respectively.4

o Morningstar has awarded the fund's Class A shares its highest ***** (five-star) rating overall and for the latest three- and five-year periods.5

o According to Morningstar, "Davis Financial Fund's careful approach has made it one of the standouts of its peer group. Co-managers Ken Feinberg and Chris Davis have a long checklist of quantitative and qualitative factors that they use to select investments....To mitigate risk...Feinberg and Davis have kept this fund highly diversified by financials fund
   standards....making its risk/reward profile one of the category's best.
   Recently, though Feinberg and Davis have begun to rebuild their stake in financials stocks....The main driver of their increased financials
   exposure...has been an enlarged stake in bank stocks....So far, the timing of this increased attention to bank stocks looks impeccable....The co-managers' moves have made this fund an even more compelling option in this category."6

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q.  To what do you attribute the fund's performance so far this year?

A. The environment for financial stocks continues to be very favorable. The economy has cooperated by growing at a pace healthy enough to fuel rising profits but not fast enough to re-ignite inflation and trigger monetary tightening from the Federal Reserve. Loan losses at many of our bank and consumer finance holdings remain stable, reflecting the unparalleled strength of corporate America's balance sheet and increasing discretionary income at the consumer level due to record low unemployment and lower mortgage rates. Some of the fund's best performing large positions include Citicorp, BankAmerica, American Express, Providian and McDonald's.7

Q.  Could you discuss the recent wave of consolidation in financial services?

A. Consolidation in the financial services sector has been nothing short of breathtaking this year. While this trend may slow as the year progresses and companies look inward to address the Year 2000 problem, we still expect considerable merger activity on a global basis. The deregulation of financial services both in the United States and internationally is driving corporations to seek marriage partners--resulting in the creation of huge companies with global breadth, broad product coverage and tremendous financial strength that can better absorb potential shocks such as those now occurring in Asia.

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS-CONTINUED

Mergers are also being fueled as companies race to acquire customers, expand distribution capabilities and leverage relationships by selling additional new products through improved utilization of technology and data-mining. Another powerful force is the vast efficiencies and economies of scale that are created when two large companies come together and, in particular, are able to spread ever-rising technology costs over a significantly larger customer base.

Executing mergers and integrating two different corporate cultures are always challenging tasks. But even so, the substantial advantages that financial strength and scale provide, coupled with the still very fragmented nature of the financial services industry and potential regulatory reform, should stimulate significant further consolidation.

Q.  How has this recent consolidation trend impacted the fund?

A. Dramatically. In fact, five of the fund's seven largest holdings were involved in mergers during the first six months--Citicorp, BankAmerica, Wells Fargo, General Re and Household International. We remain quite positive about all these combinations and have even taken advantage of occasional share price weakness to materially increase our holdings in almost all these companies.

Q.  What are some of your favorite companies today?

A. We continue to favor companies with outstanding, shareholder-friendly management, unimpeachable financial strength and powerful franchises. We would place American Express and the soon-to-be-merging Citicorp/Travelers (Citigroup), BankAmerica/NationsBank and Wells Fargo/Norwest at the top of the list.7

American Express and Citigroup are both extremely well-positioned with valuable upscale brands and the global infrastructure necessary to capitalize on the faster growth of economies and financial services products expected outside the United States over the next few decades. BankAmerica/NationsBank and Wells Fargo/Norwest will have leading market shares in the fastest-growing regions of the United States and that, along with significant anticipated cost savings, should produce accelerating earnings growth going forward. All four of these companies have outstanding management teams with vision and financial discipline, excellent returns on equity, strong balance sheets and generate significant excess cash that can be used to increase long-term shareholder wealth.

Q.  What is your outlook for financial stocks?

A. Financial services stocks have been outstanding investments over the past seven years on both an absolute basis as well as relative to the S&P 500.8 The obvious question is, just how long can this continue? Price/earnings multiples for the group have indeed risen and investor expectations after so much success are undoubtedly running particularly high. In the short term, these stocks could become more volatile and vulnerable to any earnings disappointments or swings in investor sentiment.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS-CONTINUED



o Powerful demographic trends that should lead to higher savings rates and improving demand for financial products around the world;

o The deregulation of huge markets in Europe and Asia that will open up and provide great growth opportunities for U.S. companies;

o Tremendous consolidation within financial services industries that should result in improving profit margins for surviving companies;

o The emergence of powerful brand-name companies that should increasingly gain market share from weaker competitors and that could receive higher price/earnings multiples going forward; and

o Strong free cash flow that can be used to increase value for shareholders through share repurchases, acquisitions and higher dividends.

We continue to be extremely excited that many of our favorite, world-class financial institutions with established franchises and outstanding management can still be purchased at a 33% discount to the S&P multiple, despite having faster long-term earnings growth opportunities. Our enthusiasm about being a financial services sector fund is perhaps best captured with a quote from Mae West who once said, "Too much of a good thing is wonderful."

DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

o The Davis Real Estate Fund (Class A shares at net asset value) produced a return of -5.87% for the six-month period and +7.82% for the one-year period ended June 30, 1998.3 Over the same time periods, the Morgan Stanley REIT (Real Estate Investment Trust) Index provided returns of -5.08% and +7.03%, respectively.8

o According to Morningstar, "Overall, this fund has been one of the real-estate category's more reliable options. Its cash positions have made it far less volatile than most, but Davis' stock-picking has also generated superb returns. The fund continues to be one of the better offerings in the group."9

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q.  What are the reasons for the fund's performance?

A. Real estate stocks have been one of the worst-performing market sectors this year. While there are a few reasons for concern, the vast majority of evidence leads us to believe that this weakness has been caused by short-term momentum players getting out of the game as they have realized that the recovery in real estate has been accomplished and that the industry is now in equilibrium. These investors are fearful that we are entering another era of overbuilding and over-development like the industry experienced in the mid-1980s and that this will lead to another depression like the industry suffered in the late 1980s and early 1990s.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER-CONTINUED

But what we see couldn't be further from this extreme. We see a group of companies that should grow earnings in 1998 and 1999 faster than the S&P 500, that are valued at historically low multiples particularly relative to the S&P 500 and that offer yields some 400 basis points in excess of the S&P 500 yield.8

While the days of 30% returns on real estate are over, we expect returns in the low double digits--and that's what we have been able to deliver in everything except stock price performance so far this year. First quarter earnings results for the companies we own were up 18%, on average, and second quarter earnings should be up at least 13%, but the stocks have dropped. To us that says many investors expect future earnings to plunge, but we don't. Granted, earnings growth will have to slow from the exceptionally high levels of recent years. But, looking ahead, we still anticipate earnings growth of 6% to 8% plus a dividend yield of 6%, which gives you around a 12% total return assuming multiples hold constant.

We don't see any major downside risk from where we are now. Meanwhile, we think we have wonderful earnings to enjoy from our portfolio companies for the next two years at least, if not longer. At some point, other investors will recognize that value and the stocks' prices will reflect their earnings performance.

Q. What have you done to take advantage of what you believe is a temporary drop in valuations?

A. In this environment, quality companies have suffered along with mediocre ones, and many excellent companies like Vornado, Centerpoint, Rouse, JDN and Home Properties--to name just a few of our top picks--have traded off dramatically.7 We have sold companies that we consider more marginaL because we can trade up to much higher quality companies now for no increase in price. The number of holdings in the portfolio has decreased as we concentrated investments on such first-rate companies.

Stock selection is imperative now that real estate markets have recovered. Rather than over-weighting particular sectors of the real estate arena, the fund is focused on finding attractive stocks across various real estate sectors. We look for companies with solid operating businesses and top-notch management teams who frequently own significant stakes in their companies. As always, we monitor valuations closely, seeking companies selling at a discount to their expected cash flow over the next few years. Ultimately, we expect these quality companies will be accorded premium valuations in the market.

Q.  Why should investors own real estate?

A. Real estate is not only the largest asset class in this country, it has historically been one of the least volatile asset classes and its performance is not closely correlated with the S&P 500. Given today's high stock prices, real estate can help to diversify and anchor a well-balanced portfolio.

Moreover, we think the fundamentals are solidly in favor of real estate making a significant upward move. While we can't predict when that will happen, we are extremely comfortable adding to our holdings of well-run companies whose true worth we think will ultimately be recognized.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

o The Davis Convertible Securities Fund's Class A shares delivered a total return on net asset value of 0.26% for the six-month period and 15.08% for the one-year period ended June 30, 1998.3 In comparison, the funds included in Lipper Analytical Services' convertible securities funds category provided average returns of 5.77% and 14.08% for the latest six-month and one-year periods, respectively.4

o The fund provided an average annual 22.37% for the three-year period, 15.94% for the five-year period, and 16.87% since its inception on May 1, 1992 through June 30, 1998. This ranked it #2 among the 37 funds in the Lipper convertible funds category for the latest three years, #3 among 24 such funds for the latest five years and #2 among 19 such funds in existence since the fund's inception date.

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q.  What is the fund's overriding strategy?

A. Because convertible bonds can be exchanged for common stock of the issuing company, they share features of both stocks and bonds. Our goal is to use convertibles to provide investors with a way to participate in equity market total returns with a degree of downside protection.

Convertibles are well-suited for a variety of market conditions. If the issuing company's common stock increases in price, the convertible security will generally appreciate in value. If the underlying share price falls, the income received as a bond provides some protection against declining stock prices. The Davis Convertible Securities Fund targets convertibles that we expect will participate in at least 80% of the underlying common stock's appreciation but that have only 50% of the downside risk if the price of the common stock declines.

Q.  How would you characterize the fund's performance this year?

A. The fund's performance has lagged this year because two of our favorite groups, energy and real estate, have been weak. We intend to maintain our focus on these groups even though they are currently out of favor and have been selectively acquiring more companies in these groups because we believe the valuations are so extraordinary and the long-term fundamentals are quite attractive.

Furthermore, many of our most successful investments--particularly, securities issued by companies in the financial services sector--have been called away from us. As a result, the percentage of the fund's holdings in the financial area has dropped significantly.

What we have not chosen to do is hop on the bandwagon and pay up for securities no matter what the price--as many investors seem willing to do today--because we are very concerned about managing downside risk. While that has hurt our performance in the short run, we are confident that our strategy of sticking with the long-term Davis investment discipline is a proven method of building wealth over time.

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER-CONTINUED

Q.  What's your investment process?

A. We follow a three-step discipline. First, we regularly evaluate more than 500 convertibles according to such factors as their break-even time, call protection, yield advantage and conversion premium to identify convertibles that represent good value.

Second, we analyze the investment potential of the underlying companies using the time-tested Davis investment approach. Third, having identified bargain convertibles with attractive underlying stocks, we apply the 80%/50% rule. If we think the convertible can deliver 80% or more of the stock's upside potential while avoiding 50% of its downside risk, that security is a candidate for purchase.

Q. What are some issues you favor now given your current market outlook?

A. Devon Energy has a convertible we like as does Rouse, a real estate development company. Other significant holdings include Merck, Loral Space & Communications and General Growth, which is another real estate company.7

We would characterize the current environment as average. On the one hand, interest rates are very low, based on recent history, which is attractive. But on the other hand, the stock market is at very lofty levels. All in all, we think it is a stock-picker's market, which fits perfectly with the Davis research-oriented investment approach. Moreover, we believe the Davis Convertible Securities Fund may be an appropriate diversification alternative for investors seeking a defensive investment well-suited to a variety of market climates.

DAVIS GROWTH OPPORTUNITY FUND

PERFORMANCE OVERVIEW

o The Davis Growth Opportunity Fund's Class A shares provided a total return on net asset value of 6.80% for the six-month period and 16.19% for the one-year period ended June 30, 1998.3

o The fund invests in a blend of small-cap, mid-cap and large-cap stocks. By way of comparison, over the latest six-month and one-year periods, the Russell Index of 2000 small company stocks returned 4.93% and 16.79%, respectively; the S&P 400 MidCap Index returned 8.62% and 27.12%, respectively; and the S&P 500 Index returned 17.70% and 30.15%, respectively.8

AN INTERVIEW WITH GRAHAM Y. TANAKA, PORTFOLIO MANAGER

Q. Can you provide some perspective on the performance of the market and your fund in the first half of 1998?

A. The fund's strategy worked well in the first quarter of 1998 as small- and mid-cap stocks came back nicely after a difficult fourth quarter in 1997. Then, in the second quarter, we had another setback due to declining oil

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH GRAHAM Y. TANAKA, PORTFOLIO MANAGER-CONTINUED

prices, renewed concerns about the Asian financial crisis and the preference of institutional investors for large-cap, blue-chip stocks in the wake of these uncertainties. The stock groups that were down in the second quarter of 1998 were the same as in the fourth quarter of 1997--namely, semiconductor and semiconductor equipment stocks, as well as energy and oil services stocks--although not as badly. We believe this may be the final pause that refreshes and expect a recovery in these groups going forward as the oil surplus and the personal computer inventory glut is worked off.

The fund is well-placed to benefit under that scenario, holding leading companies trading at very cheap prices in very cheap industries that should do considerably better in the second half of the year. Specifically, we have built positions in a number of small- and mid-cap stocks, as well as some larger cap companies, that we believe will grow significantly faster than the averages over the next 12 to 24 months. While growth rates of large-cap companies may actually be slowing overall, we think the companies we own can generate annual growth rates of 15% to 30% over that time frame.

Q.  What are some of your favorite holdings in the fund?

A. One of the fund's biggest investments is FIRSTPLUS Financial, a specialty finance company that focuses on debt-consolidation loans and that we estimate will enjoy earnings growth of 20% to 30% a year.7 The company is an innovator in developing new products that benefit consumers and in opening up new markets that broaden its reach through a strong advertising and distribution program.

The fund also holds a large position in Novellus, which has developed an advanced copper-based, semiconductor-manufacturing technology that can produce integrated circuits that are twice as efficient as current technology. We expect this new technology to be widely embraced by the industry over the next five to 10 years, resulting in earnings growth of 30% a year or more for the company.

In the energy area, the fund owns a large position in Anadarko Petroleum. The company has made several potentially mega-oil-field discoveries overseas, and we think it can grow its oil and gas production at a rate of approximately 20% a year over the next five years.

In the health-care sector, the fund owns a little-known, but rapidly expanding generic drug and drug-delivery technology company, KV Pharmaceutical, which should grow at over 20% a year. KV Pharmaceutical has developed state-of-the-art techniques for masking the taste of drugs and accurately metering their delivery through such forms as tablets and capsules. It is currently working with several major pharmaceutical companies to deliver existing approved drugs in better, more palatable forms and is also applying its technology to generic compounds.

Another stock we've held for quite some time is IHOP, the pancake restaurant chain. The stock has already tripled in the time that we have held it, and we expect the company to return to its 15% to 20% compounded annual growth rate due to an improvement in the competitive environment.

Q. How has your strategy positioned the fund to benefit in the current market environment?

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH GRAHAM Y. TANAKA, PORTFOLIO MANAGER-CONTINUED

A. Many investors today are shying away from small- and mid-cap stocks, particularly because of concerns that it may take some time for the Asian markets to revive. We expect the companies we own to show strong growth in their own right, even if the recovery in Asia is protracted.

Moreover, we intend to continue employing strategies we have used successfully in the past few years to help manage risk and optimize returns. For example, to "keep the portfolio fresh," we replace slow-moving stocks with new ideas that have the potential for better long-term growth. In addition, we continue to "work the mine harder" with existing holdings. That is, when stocks we own spike up, we will sell some of the shares, as we did with Intel and Seitel. This locks in our gains and protects against downside risk while still maintaining a long-term position.

The important message for shareholders to keep in mind is that even though the stock market in general is high, the stocks we own are priced very attractively. We believe that at some point before this once-in-a-generation, super-bull market is over, small- and mid-cap stocks will participate fully, and that provides us with considerable upside potential. In the meantime, all that the companies have to do is keep their current price/earnings multiples and they will provide compounded growth rates of 15% to 25% for the fund.

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

o The Davis Government Bond Fund seeks to provide stable yet competitive current income consistent with capital preservation by investing in debt securities guaranteed or issued by the U.S. government or its agencies.10

o The fund's Class A shares generated a total return on net asset value of 2.85% for the six-month period and 8.02% for the one-year period ended June 30, 1998. By way of comparison, Lipper Analytical Services' general U.S. government fund category provided returns of 3.62% and 10.17%, respectively, for the latest six-month and one-year periods.4

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER

Q.  What key factors influenced the fund's performance?

A. In the first half of 1998, long-term interest rates came down, but not in a straight line. During the first two months of the year, interest rates on the long bond--the 30-year Treasury bond--actually rose and then they stayed the same, on average, over the next two months. The bond markeT rally only occurred in the last two months. On the other hand, short-term interest rates, such as one-year and two-year Treasury notes, have been much more stable. Many investors seem to believe the Federal Reserve is still biased toward tightening, and that is keeping short-term rates up.

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER-CONTINUED

Overall, domestic economic news has been very favorable for bonds. Inflation remains low, and we've even seen some welcome signs of economic slowing recently. In addition, the federal budget still looks good.

International developments--particularly the continuing financial crisis in Asia and specifically what is happening in Japan--have also beeN auspicious for bonds. These events have resulted in a flight to quality as investors bring money to the U.S. government bond market, causing interest rates to go down and bond prices to rise. Competitive pricing from overseas manufacturers and the relative strengthening of the U.S.
dollar are other positives for the domestic government bond market.

Q. What is your interest rate outlook and how is it affecting your investment strategy?

A. Interest rates have come down because of all those favorable developments, and we think rates could continue to move lower. But, as we experienced in the first half of this year, rates don't decline in a straight line. That's why it is important for us to maintain a somewhat defensive investment posture that provides some protection against rising interest rates.

Our strategy is to create a well-diversified portfolio in terms of types of government securities, maturity lengths, call provisions and interest rate coupons so that the fund is positioned to benefit in various market environments. Currently, the fund's portfolio is divided roughly equally between mortgage-backed securities, including pass-through securities and collateralized mortgage obligations (CMOs), and U.S. government agency notes, including some issues that can be called by the issuer before maturity and some that cannot. The portfolio's duration is 3.2 years and its average life is 4.4 years.

The fund's cautious approach offers downside protection in declining bond markets but may under-perform in rising bond markets. In other words, the portfolio tends to hold up a little bit better when interest rates back up or are variable, as happened in the first quarter this year. The price we pay for this stability is that the fund does not rally as well when rates go down as they did in the second quarter.

Q. Are there any changes you've made recently in the portfolio you would particularly like to highlight?

A. The purchases we have made were intended to add some length to the portfolio. This was necessary to maintain the fund's balanced approach since mortgage prepayments and prepayment expectations tend to increase when interest rates fall and that shortens the life of mortgage-backed securities. For example, we bought a non-callable 10-year U.S. government agency note.7 We also purchased a CMO with a 10-year average life and a low coupon of only 6%. The low coupon means there is less risk that home owners might repay these loans more quickly than expected and that should keep the average life relatively long.

While there is good reason to think interest rates could trend downward, we remain vigilant. As always, we recognize the importance of maintaining a disciplined approach with an all-weather diversified portfolio designed to smooth out fund performance and provide stability in a variety of market climates.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

This Semi-Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for the Davis Series. This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis Series which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

1 Historically, common stocks have provided investors higher long-term returns than bonds. Past performance is no guarantee of future results.

2 Neither dollar cost averaging nor any other mechanical method of investing can guarantee a profit.

3 Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists average annual total returns for Class A shares. Returns for other classes of shares will vary from the following returns.

*(Without a 4.75% sales charge taken into consideration)


------------------------------------------ ----------- ---------- --------- -------------------
FUND NAME                                  1 YEAR      3 YEAR     5 YEAR    INCEPTION
---------                                  ------      ------     ------    ---------
------------------------------------------ ----------- ---------- --------- -------------------
Davis Financial                            33.93%      37.42%     26.80%    27.78% - 05/01/91
------------------------------------------ ----------- ---------- --------- -------------------
Davis Real Estate                          7.82%       22.40%     N/A       17.39% - 01/03/94
------------------------------------------ ----------- ---------- --------- -------------------
Davis Convertible Securities               15.08%      22.37%     15.94%    16.87% - 05/01/92
------------------------------------------ ----------- ---------- --------- -------------------
Davis Growth Opportunity                   16.19%      19.92%     N/A       26.32% - 12/01/94
------------------------------------------ ----------- ---------- --------- -------------------
Davis Government Bond                      8.02%       6.14%      N/A       7.27% - 12/01/94
------------------------------------------ ----------- ---------- --------- -------------------

*(With a 4.75% sales charge taken into consideration)

------------------------------------------ ----------- ---------- --------- -------------------
FUND NAME                                  1 YEAR      3 YEAR     5 YEAR    INCEPTION
---------                                  ------      ------     ------    ---------
------------------------------------------ ----------- ---------- --------- -------------------
Davis Financial                            27.56%      35.23%     25.58%    26.91% - 05/01/91
------------------------------------------ ----------- ---------- --------- -------------------
Davis Real Estate                          2.68%       20.43%     N/A       16.13% - 01/03/94
------------------------------------------ ----------- ---------- --------- -------------------
Davis Convertible Securities               9.59%       20.40%     14.81%    15.95% - 05/01/92
------------------------------------------ ----------- ---------- --------- -------------------
Davis Growth Opportunity                   10.66%      17.99%     N/A       24.61% - 12/01/94
------------------------------------------ ----------- ---------- --------- -------------------
Davis Government Bond                      2.84%       4.42%      N/A       5.81% - 12/01/94
------------------------------------------ ----------- ---------- --------- -------------------

4 Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

5 Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1998. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3, 5 and 10-year average annual total returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the last 10% receive one star. The Class A shares of Davis Financial Fund received 5 stars for the three-year period rated against 2,545 Domestic Equity funds. For the five-year period it also received 5 stars when rated against 1,462 Domestic Equity funds.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

6  Source: Morningstar Mutual Funds, May 6, 1998.

7 Portfolio holdings and portfolio manager opinions cited in this material are current at the time of printing but are subject to change.

8 Definition of Indices Quoted: Investments cannot be made directly in any of these indices.

I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Morgan Stanley REIT (Real Estate Investment Trusts) Index is a capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 24, 1994.

III. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Index is value weighted and includes only common stocks belonging to corporations domiciled in the US and its territories.

IV. The S&P 400 MidCap Index is an unmanaged market-weighted index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation.

9  Source: Morningstar Mutual Funds, May 21, 1998.

10 An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS GROWTH OPPORTUNITY FUND

                                                                                                VALUE
SHARES                                                                                         (NOTE 1)
------                                                                                         --------

COMMON STOCK - (96.21%)

   BUSINESS SERVICES - (0.89%)
           115,500   Thomas Group, Inc.*..................................................   $ 1,216,359
                                                                                             -----------
   CAPITAL EQUIPMENT - (8.14%)
           117,800   ASM Lithography Holding  N.V.*.......................................     3,419,881
           110,000   Integrated Process Equipment Corp.* .................................     1,230,625
           181,675   Novellus Systems, Inc.*..............................................     6,489,204
                                                                                             -----------
                                                                                              11,139,710
                                                                                             -----------
   COMMERCIAL - (4.10%)
           199,250   Cendant Corp.*.......................................................     4,159,344
            81,650   NFO Worldwide, Inc.* ................................................     1,454,391
                                                                                             -----------
                                                                                               5,613,735
                                                                                             -----------
   CONSUMER PRODUCTS & SERVICES - (3.83%)
           133,200   Philip Morris Cos., Inc..............................................     5,244,750
                                                                                             -----------
   ELECTRONICS - (10.48%)
           149,600   Adaptec, Inc.*.......................................................     2,136,475
            40,300   Dell Computer Corporation*...........................................     3,739,084
            69,828   Flir Systems, Inc....................................................     1,204,533
           83,600    Intel Corp...........................................................     6,194,238
            61,500   Three-Five Systems, Inc.*............................................     1,072,406
                                                                                             -----------
                                                                                              14,346,736
                                                                                             -----------
   ENERGY - (10.73%)
            55,800   Anadarko Petroleum Corp..............................................     3,749,063
           160,000   Brigham Exploration Company*.........................................     1,450,000
            42,275   Forcenergy, Inc.* ...................................................       753,023
           188,032   Ocean Energy, Inc.* .................................................     3,678,376
           282,600   Seitel, Inc.*........................................................     4,574,588
            84,000   Venture Seismic Ltd.* ...............................................       483,000
                                                                                             -----------
                                                                                              14,688,050
                                                                                             -----------
   FINANCIAL SERVICES - (13.68%)
             2,000   Associates First Capital Corp........................................       153,750
            42,700   Fannie Mae ..........................................................     2,594,025
            57,924   First Union Corporation..............................................     3,374,073
           189,100   FIRSTPLUS Financial Group, Inc.*.....................................     6,807,600
           281,550   IMC Mortgage Co.* ...................................................     2,965,073
           275,775   MFC Bancorp Ltd. ....................................................     2,826,694
                                                                                              ----------
                                                                                              18,721,215
                                                                                              ----------
   INSURANCE - (5.83%)
           263,350   AFLAC Inc............................................................     7,982,797
                                                                                             -----------
   MANUFACTURING - (1.08%)
            93,600   Deswell Industries, Inc..............................................     1,480,050
                                                                                             -----------
    PHARMACEUTICALS - (22.77%)
            18,400   Eli Lilly and Company ...............................................     1,215,550

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS GROWTH OPPORTUNITY
FUND - CONTINUED

                                                                                                 VALUE
SHARES/PRINCIPAL                                                                               (NOTE 1)
----------------                                                                               --------
COMMON STOCK - CONTINUED

   PHARMACEUTICALS - CONTINUED
            69,250   ICN Pharmaceuticals, Inc.............................................  $  3,163,859
           254,450   KV Pharmaceutical Company*...........................................     5,756,931
           115,000   Pfizer, Inc..........................................................    12,499,063
            40,200   Schering-Plough Corporation..........................................     3,683,325
           924,000   Viragen, Inc.*.......................................................     1,718,063
            45,000   Warner Lambert Co....................................................     3,121,875
                                                                                            ------------
                                                                                              31,158,666
                                                                                            ------------
   RESTAURANTS - (3.83%)
            94,500   IHOP Corp.*..........................................................     3,921,750
           204,000   Unique Casual Restaurants, Inc.*.....................................     1,326,000
                                                                                            ------------
                                                                                               5,247,750
                                                                                            ------------
   RETAIL - (8.48%)
           364,675   Garden Ridge Corp.*..................................................     7,099,766
           155,400   Staples, Inc.*.......................................................     4,501,744
                                                                                            ------------
                                                                                              11,601,510
                                                                                            ------------
   SOFTWARE - (2.37%)
           191,325   Business Objects S.A. - ADR*.........................................     3,240,566
                                                                                            ------------

                                    Total Common Stock - (identified cost $84,388,024)....   131,681,894
                                                                                            ------------

SHORT TERM - (4.68%)
         $6,410,00   State Street Corporation Repurchase Agreement,
                     5.70%, 07/01/98, dated 06/30/98, repurchase value of
                     $6,411,015 (collateralized by $6,360,000 par value
                     Federal Home Loan Bank, 7.18%, 08/14/07, market value
                     $6,539,193)
                     - (identified cost $6,410,000)....................................        6,410,000
                                                                                            ------------

                     TOTAL INVESTMENTS - (100.89%) - (identified cost $90,798,024) - (a)..   138,091,894
                     LIABILITIES LESS OTHER ASSETS - (0.89%)..............................    (1,227,585)
                                                                                            ------------
                                    NET ASSETS - (100%)...................................  $136,864,309
                                                                                            ============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $90,798,024. At June 30, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                        Unrealized appreciation...........................................  $ 54,212,363
                        Unrealized depreciation...........................................    (6,918,493)
                                                                                            ------------
                                    Net unrealized appreciation ..........................  $ 47,293,870
                                                                                            ============


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS GOVERNMENT BOND FUND


                                                                                             VALUE
PRINCIPAL                                                                                   (NOTE 1)
---------                                                                                   --------

FANNIE MAE - MORTGAGE POOLS - (4.74%)
$            1,803       12.00%, 12/01/00............................................   $      1,823
            42,024        9.75%, 02/01/04............................................         43,757
           150,364       10.25%, 10/01/09............................................        163,615
            64,934       10.75%, 07/01/13............................................         72,970
           236,226        9.25%, 10/01/16............................................        254,127
            87,523        7.926%, 09/01/19*..........................................         90,914
            36,161        7.721%, 03/01/24*..........................................         37,647
           832,911        7.50%, 01/01/27............................................        853,992
                                                                                        ------------
                                 Total Fannie Mae - (identified cost $ 1,475,215)....      1,518,845
                                                                                        ------------

FREDDIE MAC - MORTGAGE POOLS - (10.27%)
            20,726        9.00%, 07/01/01............................................         21,330
           233,193        8.50%, 08/01/01............................................        239,711
            50,151        9.00%, 08/01/02............................................         51,906
            11,658        8.50%, 12/01/02............................................         11,849
            12,868        9.00%, 06/01/03............................................         13,147
           876,244        6.50%, 01/01/04............................................        881,720
            99,751        9.25%, 01/01/04............................................        103,274
             2,085        9.25%, 11/01/07............................................          2,128
            74,708        9.25%, 09/01/08............................................         78,292
            72,301       10.00%, 07/01/09............................................         77,723
         1,040,604        6.50%, 07/01/11............................................      1,046,785
            39,326        9.00%, 07/01/16............................................         41,956
           160,503        9.00%, 08/01/16............................................        171,537
           200,634        9.00%, 01/01/17............................................        214,053
           131,168        9.00%, 03/01/17............................................        138,791
            40,874        9.00%, 08/01/17............................................         43,684
            28,618        9.50%, 12/01/19............................................         31,014
           112,024        9.50%, 02/01/20............................................        120,425
                                                                                        ------------
                                 Total Freddie Mac - (identified cost $3,257,382)....      3,289,325
                                                                                        ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - (11.96%)
            69,311        6.875% with various maturities to 2024*....................         70,889
         1,075,122        7.00% with various maturities to 2026......................      1,085,540
         1,033,061        8.50% with various maturities to 2022......................      1,084,266
           579,308        9.00% with various maturities to 2017......................        624,928
           129,266       10.00% with various maturities to 2020......................        138,422
            21,561       10.25% with various maturities to 2016......................         23,637
           111,875       10.50% with various maturities to 2016......................        124,242
           238,532       11.25% with various maturities to 2011......................        260,148
           274,994       11.50% with various maturities to 2015......................        314,438
            68,454       13.00% with various maturities to 2014......................         80,654

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS GOVERNMENT BOND FUND - CONTINUED



                                                                                             VALUE
PRINCIPAL                                                                                   (NOTE 1)
---------                                                                                   --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - CONTINUED
$           24,742      14.75% with various maturities to 2001............................    $   24,974
                                                                                              ----------
                                Total GNMA - (identified cost $3,812,854 )................     3,832,138
                                                                                              ----------

MEDIUM TERM NOTES - (47.09%)
         1,000,000      Fannie Mae, 5.43%, 01/27/00.......................................       997,030
         1,000,000      Fannie Mae, 5.91%, 08/07/00.......................................     1,004,300
         1,000,000      Fannie Mae, 5.72%, 03/13/01.......................................       999,980
         1,000,000      Fannie Mae, 6.23%, 07/18/02.......................................     1,018,640
         1,000,000      Fannie Mae, 6.85%, 09/12/05.......................................     1,013,800
         1,000,000      Fannie Mae, 6.39%, 09/24/07.......................................     1,038,380
         1,000,000      Fannie Mae, 7.15%, 11/03/10.......................................     1,014,940
         1,000,000      Federal Farm Credit Bank, 5.90%, 02/05/08.........................     1,003,240
         1,000,000      Federal Home Loan Bank, 5.745%, 12/29/99..........................     1,000,520
           800,000      Federal Home Loan Bank, 7.24%, 11/09/10...........................       803,376
         1,215,000      Freddie Mac, 6.615%, 03/03/04.....................................     1,215,899
         1,000,000      Freddie Mac, 7.225%, 05/17/05.....................................     1,020,140
         1,000,000      Freddie Mac, 6.66%, 12/05/05......................................     1,009,640
         1,000,000      Freddie Mac, 6.63%, 01/12/09......................................       996,730
           900,000      Freddie Mac, 8.00%, 06/20/11......................................       950,382
                                                                                              ---------
                                Total Medium Term Notes - (identified cost $14,851,459)...    15,086,997
                                                                                              ----------

COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - (18.00%)
         1,000,000      Fannie Mae, 1993-30 PL, 7.00%, 07/25/20...........................     1,022,930
           300,000      Fannie Mae, 1992-174H, 7.25%, 09/25/21............................       309,348
         1,000,000      Fannie Mae, 1993-155TC, 7.00%, 03/25/23...........................     1,032,970
         1,250,000      Fannie Mae, 1993-120N, 7.00%, 07/25/23............................     1,263,013
           134,198      Freddie Mac, 1606 LC, 7.39%, 05/15/08*............................       134,571
         1,000,000      Freddie Mac, 1534 F, 6.00%, 04/15/20..............................       998,440
         1,000,000      Freddie Mac, 1552 HB, 6.50%, 11/15/22.............................     1,008,020
                                                                                              ----------
                                Total CMOs & REMICs - (identified cost $5,601,019)........     5,769,292
                                                                                              ----------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                                        VALUE
PRINCIPAL                                                                                              (NOTE 1)
---------                                                                                              -------
SHORT TERM - (6.08%)
$        1,950,000      Fannie Mae Discount Note, 5.75%, 07/01/98 - (identified cost $1,950,000)...   $ 1,950,000
                                                                                                      -----------


                        TOTAL INVESTMENTS - (98.14%) - (identified cost $30,947,929) (a)...........    31,446,597
                        OTHER ASSETS LESS LIABILITIES - (1.86%)....................................       594,832
                                                                                                      -----------
                                    NET ASSETS - (100%)        ....................................   $32,041,429
                                                                                                      ===========

(a) Aggregate cost for Federal Income Tax purposes is $30,947,929. At June 30, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                        Unrealized appreciation....................................................   $   670,942
                        Unrealized depreciation....................................................      (172,274)
                                                                                                      -----------
                                    Net unrealized appreciation....................................   $   498,668
                                                                                                      ===========

* The interest rates on floating rate securities, shown as of June 30, 1998, may change monthly or less frequently and are based on indices of market interest rates.















SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND

                                                                                                      VALUE
PRINCIPAL                                                                                            (NOTE 1)
---------                                                                                            -------
FANNIE MAE - (45.85%)
$       15,655,000      5.43%, 07/08/98 Discount Note...........................................   $ 15,638,471
        30,170,000      5.40%, 07/10/98 Discount Note...........................................     30,129,270
        23,300,000      5.43%, 07/13/98 Discount Note...........................................     23,257,827
        16,200,000      5.40%, 07/16/98 Discount Note...........................................     16,163,550
        20,480,000      5.40%, 07/17/98 Discount Note...........................................     20,430,848
         8,205,000      5.44%, 07/21/98 Discount Note...........................................      8,180,203
         2,640,000      5.46%, 07/22/98 Discount Note...........................................      2,631,592
        10,410,000      5.40%, 07/24/98 Discount Note...........................................     10,374,085
        27,925,000      5.40%, 07/27/98 Discount Note...........................................     27,816,092
        11,700,000      5.42%, 07/27/98 Discount Note...........................................     11,654,201
        12,900,000      5.463%, 08/13/98 Discount Note..........................................     12,815,824
         3,630,000      5.45%, 08/14/98 Discount Note...........................................      3,605,820
         9,010,000      5.41%, 08/20/98 Discount Note...........................................      8,942,300
        25,080,000      5.435%, 09/23/98 Discount Note..........................................     24,761,944
                                                                                                   ------------
                                Total Fannie Mae - (identified cost $216,402,027)...............    216,402,027
                                                                                                   ------------

FEDERAL HOME LOAN BANK - (2.87%)
        10,560,000      5.40%, 07/06/98 Discount Note...........................................     10,552,080
         3,000,000      5.69%, 10/02/98 Medium Term Note........................................      3,000,073
                                                                                                   ------------
                                Total Federal Home Loan Bank - (identified cost $13,552,153)....     13,552,153
                                                                                                   ------------

FREDDIE MAC - (51.44%)
         6,910,000      5.41%, 07/01/98 Discount Note...........................................      6,910,000
         6,110,000      5.42%, 07/02/98 Discount Note...........................................      6,109,080
        17,240,000      5.40%, 07/07/98 Discount Note...........................................     17,224,484
         3,855,000      5.41%, 07/09/98 Discount Note...........................................      3,850,365
         3,055,000      5.47%, 07/14/98 Discount Note...........................................      3,048,966
         4,710,000      5.48%, 07/14/98 Discount Note...........................................      4,700,679
        20,035,000      5.42%, 07/15/98 Discount Note...........................................     19,992,771
         7,750,000      5.44%, 07/20/98 Discount Note...........................................      7,727,749
         9,125,000      5.40%, 07/23/98 Discount Note...........................................      9,094,887
        14,845,000      5.40%, 07/28/98 Discount Note...........................................     14,784,878
        11,260,000      5.42%, 07/29/98 Discount Note...........................................     11,212,533
        13,720,000      5.40%, 07/30/98 Discount Note...........................................     13,660,318
        13,285,000      5.40%, 07/31/98 Discount Note...........................................     13,225,217
         4,120,000      5.45%, 08/05/98 Discount Note...........................................      4,098,170
        11,470,000      5.40%, 08/06/98 Discount Note...........................................     11,408,062
         4,850,000      5.42%, 08/11/98 Discount Note...........................................      4,820,062
         4,920,000      5.42%, 08/21/98 Discount Note...........................................      4,882,223
        22,515,000      5.44%, 08/24/98 Discount Note...........................................     22,331,278
           320,000      5.43%, 08/27/98 Discount Note...........................................        317,249
         5,455,000      5.42%, 08/28/98 Discount Note...........................................      5,407,366
         8,395,000      5.44%, 08/31/98 Discount Note...........................................      8,317,617
        11,005,000      5.43%, 09/04/98 Discount Note...........................................     10,897,105

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND-CONTINUED

                                                                                                       VALUE
PRINCIPAL                                                                                             (NOTE 1)
---------                                                                                             -------
FREDDIE MAC - CONTINUED
$       10,000,000      5.50%, 09/22/98 Structured Note..........................................  $   9,995,288
        14,385,000      5.42%, 09/30/98 Discount Note............................................     14,187,917
        14,815,000      5.40%, 10/09/98 Discount Note............................................     14,592,775
                                                                                                   -------------
                                Total Freddie Mac - (identified cost $242,797,039)...............    242,797,039
                                                                                                   -------------


                        TOTAL INVESTMENTS - (100.16%) - (identified cost $472,751,219) - (a).....    472,751,219
                        LIABILITIES LESS OTHER ASSETS - (0.16%)..................................       (749,609)
                                                                                                   -------------
                                NET ASSETS - (100%)..............................................  $ 472,001,610
                                                                                                   =============

(a) Aggregate cost for Federal income tax purposes is $472,751,219.







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS FINANCIAL FUND

                                                                                                       VALUE
SHARES                                                                                               (NOTE 1)
-------                                                                                              --------
COMMON STOCK - (97.66%)

   AEROSPACE/DEFENSE - (0.44%)
            90,000      The Boeing Company....................................................     $  4,010,625
                                                                                                   ------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (21.72%)
           267,905      Bank of East Asia Ltd.................................................          290,449
           405,000      Bank of New York Co., Inc.............................................       24,578,437
           450,000      BankAmerica Corp......................................................       38,896,875
           287,000      Citicorp .............................................................       42,834,750
            60,000      Fifth Third Bancorp...................................................        3,774,375
            24,000      Golden West Financial Corp............................................        2,551,500
            50,000      Greenpoint Financial Corp.............................................        1,881,250
           318,009      Lloyds TSB Group PLC .................................................        4,452,264
            18,000      J.P. Morgan & Co., Inc................................................        2,108,250
            63,000      Norwest Corp. ........................................................        2,354,625
            90,000      State Street Corporation..............................................        6,255,000
           120,000      TCF Financial Corp. ..................................................        3,540,000
           420,000      U.S. Bancorp .........................................................       18,060,000
           126,333      Wells Fargo & Co. ....................................................       46,616,877
                                                                                                    -----------
                                                                                                    198,194,652
                                                                                                    -----------
   BUILDING MATERIALS - (6.26%)
           312,000      Dover Corp............................................................       10,686,000
           475,300      Martin Marietta Materials, Inc........................................       21,388,500
           375,400      Masco Corporation.....................................................       22,711,700
            69,700      United Dominion Industries Limited....................................        2,326,238
                                                                                                    -----------
                                                                                                     57,112,438
                                                                                                    -----------
   CONSUMER PRODUCTS - (6.70%)
           300,000      Hasbro, Inc...........................................................       11,793,750
           420,000      Mattel, Inc. .........................................................       17,771,252
            64,000      Nestle S.A. (Sponsored ADR for Reg. Shrs.)............................        6,848,045
           560,000      Philip Morris Cos., Inc...............................................       22,050,000
           106,744      USA Networks, Inc.*...................................................        2,685,279
                                                                                                    -----------
                                                                                                     61,148,326
                                                                                                    -----------
   ENERGY - (1.07%)
            47,000      Burlington Resources, Inc.............................................        2,023,937
            30,000      Cooper Cameron Corporation*...........................................        1,530,000
            96,000      Halliburton Co........................................................        4,278,000
            55,000      Smith International, Inc.*............................................        1,914,688
                                                                                                    -----------
                                                                                                      9,746,625
                                                                                                    -----------
   FINANCIAL SERVICES - (49.77%)
        INSURANCE - (32.80%)
           195,000      Ace, Ltd..............................................................        7,605,000
             2,250      Alleghany Corp.*......................................................          524,812
            87,075      Allied Group, Inc.....................................................        4,076,198

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                      VALUE
SHARES                                                                                              (NOTE 1)
------                                                                                              --------
COMMON STOCK  - CONTINUED

   FINANCIAL SERVICES - CONTINUED
        INSURANCE - CONTINUED

            40,000      The Allstate Corp.....................................................    $  3,662,500
            23,062      American International Group, Inc.....................................       3,367,052
            76,000      Annuity and Life Re (Holdings), Ltd.*.................................       1,695,750
            28,500      Aon Corporation.......................................................       2,002,125
            20,900      Argonaut Group, Inc...................................................         663,575
            48,000      W.R. Berkley Corp.....................................................       1,924,500
           141,900      Chartwell Re Corp.....................................................       4,177,181
             6,750      Chicago Title Corp.*..................................................         311,766
           302,000      Chubb Corp. ..........................................................      24,273,250
           517,500      Cincinnati Financial Corp.............................................      19,956,094
           150,000      ESG Re Limited .......................................................       3,309,375
            20,000      Executive Risk Inc. ..................................................       1,475,000
           118,900      EXEL Limited .........................................................       9,251,906
           103,500      FPIC Insurance Group, Inc.*...........................................       3,486,656
           170,809      General Re Corp.......................................................      43,300,081
            80,000      Harleysville Group, Inc...............................................       1,670,000
           257,700      Horace Mann Educators Corp............................................       8,890,650
           133,800      HSB Group, Inc........................................................       7,158,300
           185,000      Leucadia National Corp................................................       6,116,562
             7,500      Markel Corporation*...................................................       1,335,000
            60,000      Mercury General Corp..................................................       3,866,250
             1,509      Nuernberger Beteil AGAKT LITA.........................................       2,008,151
            92,000      Orion Capital Corp....................................................       5,140,500
           116,000      Progressive Corp. (Ohio)..............................................      16,356,000
           485,600      ReliaStar Financial Corp..............................................      23,308,800
           100,000      Risk Capital Holdings, Inc.*..........................................       2,496,875
           380,875      RLI Corp..............................................................      15,496,852
            31,500      State Auto Financial Corp.............................................       1,006,031
            15,000      Stirling Cooke Brown Holdings Limited.................................         420,000
           171,500      SunAmerica, Inc.......................................................       9,850,531
           591,900      Transatlantic Holdings Inc............................................      45,761,269
           230,000      Travelers Property Casualty Corp......................................       9,861,250
            14,250      Trenwick Group, Inc...................................................         554,414
            69,000      20th Century Industries...............................................       1,979,438
            42,000      Vesta Insurance Group, Inc............................................         895,125
                                                                                                 -------------
                                                                                                   299,234,819
                                                                                                 -------------
        OTHER FINANCIAL SERVICES - (16.97%)
           388,000      American Express Co...................................................      44,232,000
            75,000      Charles Schwab Corp...................................................       2,437,500
           146,400      Donaldson, Lufkin & Jenrette Inc......................................       7,438,950
           959,500      Household International, Inc..........................................      47,735,125

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                   VALUE
SHARES/PRINCIPAL                                                                                  (NOTE 1)
----------------                                                                                  --------
COMMON STOCK  - CONTINUED

        OTHER FINANCIAL SERVICES - CONTINUED
            68,800      Jefferies Group, Inc.................................................   $  2,820,800
           143,950      Morgan Stanley, Dean Witter, Discover & Co...........................     13,153,431
           300,000      Providian Financial Corporation......................................     23,568,750
           222,000      Travelers Group Inc..................................................     13,458,750
                                                                                                ------------
                                                                                                 154,845,306
                                                                                                ------------
   FOOTWARE - (0.84%)
           157,000      Nike, Inc............................................................      7,643,937
                                                                                                ------------
   PHARMACEUTICALS - (1.61%)
            38,000      Novartis - ADR.......................................................      3,161,630
           190,000      SmithKline Beecham PLC - ADR.........................................     11,495,000
                                                                                                ------------
                                                                                                  14,656,630
                                                                                                ------------
   PUBLISHING - (0.55%)
            85,000      Harcourt General, Inc................................................      5,057,500
                                                                                                ------------

   RAILROAD - (0.46%)
            20,000      Burlington Northern Santa Fe.........................................      1,963,750
            50,000      Union Pacific Corp...................................................      2,206,250
                                                                                                ------------
                                                                                                   4,170,000
                                                                                                ------------
   RESTAURANT & FOOD - (4.40%)
           582,000      McDonald's Corp......................................................     40,158,000
                                                                                                ------------
   TECHNOLOGY - (3.46%)
           100,000      Hewlett-Packard Company..............................................      5,987,500
            72,000      Intel Corp...........................................................      5,334,750
            90,000      International Business Machines Corporation..........................     10,333,125
           130,000      Novellus Systems, Inc.*..............................................      4,643,438
            90,000      Texas Instruments Inc................................................      5,248,125
                                                                                                ------------
                                                                                                  31,546,938
                                                                                                ------------
   TELECOMMUNICATIONS - (0.38%)
            60,000      AirTouch Communications, Inc.*.......................................      3,506,250
                                                                                                ------------

                                    Total Common Stock - (identified cost $678,259,451)......    891,032,046
                                                                                                ------------

CONVERTIBLE BOND - (0.22%)
$          750,000      Cincinnati Financial Corp., Sr. Deb., Conv., 5.50%, 05/01/02
                                    - (identified cost $ 980,625)............................      1,969,688
                                                                                                ------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS FINANCIAL FUND - CONTINUED


                                                                                                                 VALUE
PRINCIPAL                                                                                                       (NOTE 1)
---------                                                                                                       --------
SHORT TERM - (1.89%)


      $17,220,000       State Street Corporation Repurchase Agreement, 5.70%, 07/01/98, dated
                           06/30/98, repurchase value $17,222,727 (collateralized by $17,085,000 par value U.S. Treasury Notes, 5.50%, 03/31/03, market value $17,566,875)
                           - (identified cost $17,220,000)..............................................     $ 17,220,000
                                                                                                             ------------


                        TOTAL INVESTMENTS - (99.77%) - (identified cost $696,460,076) - (a).............      910,221,734
                        OTHER ASSETS LESS LIABILITIES - (0.23%).........................................        2,112,901
                                                                                                             ------------
                                    NET ASSETS - (100%) ................................................     $912,334,635
                                                                                                             ============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $696,460,076. At June 30, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:


                        Unrealized appreciation.........................................................     $221,047,941
                        Unrealized depreciation.........................................................       (7,286,283)
                                                                                                             ------------
                                    Net unrealized appreciation.........................................     $213,761,658
                                                                                                             ============












SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND


                                                                                                    VALUE
SHARES                                                                                             (NOTE 1)
-------                                                                                           --------
CONVERTIBLE PREFERRED STOCK - (37.18%)

   COMMUNICATIONS - (3.17%)
            45,500      AirTouch Communications, Inc., 4.25%, Ser. C Conv. Pfd...............   $  3,753,750
            75,400      Loral Space & Communications, Inc., 6.00%, Pfd. Conv. Ser. C.........      5,702,125
                                                                                                ------------
                                                                                                   9,455,875
                                                                                                ------------
   DIVERSIFIED (REIT) - (7.23%)
           400,000      General Growth Properties, 7.25%, Cum. Conv. Pfd.....................     10,100,000
           224,000      Glenborough Realty Trust, 7.75%, Ser. A Conv. Pfd....................      5,460,000
            98,000      Rouse Company, $3.00, Ser. B Conv. Pfd...............................      4,875,500
            20,000      Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd........................      1,147,500
                                                                                                ------------
                                                                                                  21,583,000
                                                                                                ------------
   ENERGY - (7.07%)
            54,500      CalEnergy Capital Trust II, 6.25%, Conv. Pfd.........................      2,561,500
            24,200      Devon Financing Trust, $3.25, Conv. Pfd..............................      1,483,763
            30,000      Devon Financing Trust, $3.25, Ser. 144A Conv. Pfd. (b)...............      1,839,375
           116,000      EVI, Inc., 5.00%, Ser. 144A Conv. Pfd.(b)............................      4,756,000
            59,600      Tosco Financing Trust, 5.75%, Conv. Pfd..............................      3,337,600
            22,800      Tosco Financing Trust, 5.75%, Ser. 144A Conv. Pfd.(b)................      1,276,800
           108,520      Unocal Capital Trust., 6.25%, Conv. Pfd..............................      5,846,515
                                                                                                ------------
                                                                                                  21,101,553
                                                                                                ------------
   FINANCIAL SERVICES - (3.59%)
            43,500      Conseco Finance Trust IV, 7.00%, Ser. F Cum. Conv. Pfd...............      2,305,500
            44,100      M.L.-SunAmerica Inc., 7.25%, Conv. Pfd...............................      3,197,250
            32,000      SunAmerica Inc., Depository Shares, $2.78, Ser. D Conv. Pfd..........      5,220,000
                                                                                                ------------
                                                                                                  10,722,750
                                                                                                ------------
   HOTELS - (1.06%)
            69,000      Felcor Suite Hotels, Inc., $1.95, Ser. A Conv. Pfd...................      1,673,250
            27,900      Host Marriott Financial Trust, 6.75%, Ser. 144A Conv. Pfd.(b)........      1,475,213
                                                                                                ------------
                                                                                                   3,148,463
                                                                                                ------------
   MARINE SUPPORT - (0.42%)
            29,200      Hvide Capital Trust, 6.50%, Ser. 144A Conv. Pfd.(b)..................      1,241,000
                                                                                                ------------
   MULTI-FAMILY HOUSING (REITS) - (2.01%)
            28,300      Camden Property Trust, $3.50, Ser. A Cum. Conv. Pfd..................        749,950
           128,900      Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd.........      3,335,288
            48,100      Equity Residential Properties Trust, 7.25%, Ser. G Cum. Conv. Pfd....      1,166,425
            25,000      Security Capital Pacific Trust Ser. A Conv. Pfd......................        753,125
                                                                                                ------------
                                                                                                   6,004,788
                                                                                                ------------
   OFFICE/INDUSTRIAL (REIT) - (7.44%)
           160,000      Crescent Real Estate Equities, 6.75%, Ser. A Conv. Pfd...............      3,590,000
           153,000      Equity Office Properties Trust, 5.25%, Ser. 144A Cum. Conv. Pfd.(b)..      6,655,500
           221,000      Reckson Assoc. Realty, 7.625%, Ser. A Cum. Conv. Pfd.................      5,207,313
            20,000      Security Capital Industrial Trust, 7.00%,  Ser. B Cum. Conv. Pfd.....        627,500

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED



                                                                                                      VALUE
SHARES/PRINCIPAL                                                                                     (NOTE 1)
-------                                                                                              --------
CONVERTIBLE PREFERRED STOCK-CONTINUED

   OFFICE/INDUSTRIAL (REIT) - CONTINUED
           240,000      SL Green Realty Corp., 8.00%, Cum. Conv. Pfd..............................  $  6,120,000
                                                                                                    ------------
                                                                                                      22,200,313
                                                                                                    ------------
   RESTAURANT (REITS) - (1.96%)
           214,100      U.S. Restaurant Properties, 7.72%, Ser. A Cum. Conv. Pfd..................     5,834,225
                                                                                                    ------------
   SELF STORAGE (REIT) - (1.51%)
            96,300      Public Storage, Inc., 8.25%, Conv. Pfd....................................     4,514,063
                                                                                                    ------------
   THEME PARKS - (0.64%)
            30,000      Premier Parks, Inc., 7.50%, Cum. Conv. Pfd................................     1,905,000
                                                                                                    ------------
   TRANSPORTATION - (1.08%)
            70,000      Union Pacific Cap. Trust, 6.25%, Ser. 144A Cum. Conv. Pfd.(b).............     3,228,750
                                                                                                    ------------

                              Total Convertible Preferred Stock - (identified cost $109,745,772)..   110,939,780
                                                                                                    ------------

CONVERTIBLE BONDS - (28.47%)

   DRILLING SERVICES - (1.30%)
      $  4,510,000      Parker Drilling Corp., Conv. Sub. Notes, 5.50%, 08/01/04...................    3,878,600
                                                                                                    ------------
   ENERGY - (3.24%)
         3,120,000      Baker Hughes Inc., Sr. Liquid Yield Option Notes, Zero Cpn., 05/05/08*....     2,308,800
        11,415,000      Valhi Inc., Conv. Sub. Deb., Zero Cpn., 10/20/07*.........................     7,348,406
                                                                                                    ------------
                                                                                                       9,657,206
                                                                                                    ------------
   ENGINEERING - (0.18%)
           500,000      Thermo Electron Corp., 144A Conv. Sub. Deb., 4.25%, 01/01/03 (b)..........       534,375
                                                                                                    ------------
   FINANCIAL SERVICES - (5.58%)
           500,000      Alex Brown, Inc., Conv. Sub. Deb., 5.75%, 06/12/01........................     2,773,894
        10,000,000      American Express Credit, Conv. Notes, 1.125%, 02/19/03....................    10,500,000
         3,300,000      Bell Atlantic Financial Services, Series 144A, 5.75%, 04/01/03 (b)........     3,382,500
                                                                                                    ------------
                                                                                                      16,656,394
                                                                                                    ------------
   GOLF - (0.82%)
         1,350,000      Family Golf Centers, Inc., Conv. Sub. Notes, 5.75%, 10/15/04..............     1,645,313
           650,000      Family Golf Centers, Inc., 144A Conv. Sub. Notes, 5.75%, 10/15/04 (b).....       792,188
                                                                                                    ------------
                                                                                                       2,437,501
                                                                                                    ------------
   HOTELS - (1.57%)
         3,000,000      CapStar Hotel Corp., Conv. Sub. Notes, 4.75%, 10/15/04....................     2,467,500
         2,100,000      Hilton Hotels Corp., Conv. Sub. Notes, 5.00%, 05/15/06....................     2,215,500
                                                                                                    ------------
                                                                                                       4,683,000
                                                                                                    ------------
   INDUSTRIAL - (1.84%)
         9,600,000      Xerox Corp., 144A Conv. Sub. Notes, Zero Cpn., 04/12/18 (b) *.............     5,496,000
                                                                                                    ------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED


                                                                                                      VALUE
PRINCIPAL/SHARES                                                                                    (NOTE 1)
----------------                                                                                    --------
CONVERTIBLE BONDS-CONTINUED
   INSURANCE - (3.18)
    $   3,000,000       American International Group, Inc., Conv. Notes, 2.25%, 07/30/04......   $  3,525,000
          900,000       American Travellers Corp., Conv. Sub. Deb., 6.50%, 10/01/05...........      3,341,250
        1,000,000       Cincinnati Financial Corp. Conv. Sub. Deb., 5.50%, 05/01/02...........      2,626,250
                                                                                                 ------------
                                                                                                    9,492,500
                                                                                                 ------------
   MEDICAL SERVICES - (2.27%)
           830,000      Phycor Inc., Conv. Sub. Deb., 4.50%, 02/15/03.........................        709,650
         5,618,000      RNB-Merck, Conv. Sub. Deb., 1.875%, 08/12/02..........................      6,081,485
                                                                                                 ------------
                                                                                                    6,791,135
                                                                                                 ------------
   MULTI-FAMILY HOUSING (REIT) - (0.21%)
        500,000         Camden Property Trust, Conv. Sub. Deb., 7.33%, 04/01/01...............        621,875
                                                                                                 ------------
   MULTIMEDIA - (2.36%)
     10,700,000         News America Holdings, Conv. Sub. Deb., Zero Cpn., 03/11/13*..........      7,055,313
                                                                                                 ------------
   POLLUTION CONTROL/WASTE MANAGEMENT - (0.62%)
         1,500,000      USA Waste Services Inc., Conv. Sub. Notes, 4.00%, 02/01/02............      1,845,000
                                                                                                 ------------
   REAL ESTATE DEVELOPMENT - (1.09%)
         3,032,000      Rouse Company, Conv. Sub. Deb., 5.75%, 07/23/02.......................      3,266,980
                                                                                                 ------------
   RETAIL (REIT) - (0.15%)
           350,000      Mid-Atlantic Realty Trust, Conv. Sub. Deb., 7.625%, 09/15/03..........        437,938
                                                                                                 ------------
   TECHNOLOGY - (4.04%)
        13,299,000      Hewlett-Packard Co., Conv. Sub. Notes, 0.99%, 10/14/17................      7,164,836
         6,620,000      Motorola, Inc., Conv. Sub. Deb., Zero Cpn., 09/27/13*.................      4,898,800
                                                                                                 ------------
                                                                                                   12,063,636
                                                                                                 ------------
TRANSPORTATION - (0.02%)
           500,000      Florida West Airlines, Inc., 8.00%, 03/25/99+(c)......................         50,000
                                                                                                 ------------

                                    Total Convertible Bonds - (identified cost $ 78,131,830)..     84,967,453
                                                                                                 ------------

COMMON STOCK  - (14.67%)

   BANKS  AND SAVINGS & LOAN ASSOCIATIONS - (3.53%)
            51,561      Banc One Corporation..................................................      2,877,748
            41,774      Bank of New York Co., Inc.............................................      2,535,160
            42,012      Norwest Corp..........................................................      1,570,199
            82,359      U.S. Bancorp..........................................................      3,541,437
                                                                                                 ------------
                                                                                                   10,524,544
                                                                                                 ------------
   BUILDING MATERIALS - (0.96%)
            47,303      Masco Corp............................................................      2,861,832
                                                                                                 ------------
   CONSUMER PRODUCTS - (0.61%)
            77,000      RJR Nabisco Holdings Corp.............................................      1,828,750
                                                                                                 ------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
SHARES                                                                                              (NOTE 1)
------                                                                                              --------
COMMON STOCK-CONTINUED

   DIVERSIFIED (REITS) - (3.05%)
            87,810      Avalon Bay Communities, Inc...........................................   $  3,336,780
            48,600      Glenborough Realty Trust, Inc.........................................      1,281,825
           113,200      Vornado Realty Trust..................................................      4,492,625
                                                                                                 ------------
                                                                                                    9,111,230
                                                                                                 ------------
   ENERGY - (0.68%)
            30,706      Noble Affiliates, Inc.................................................      1,166,828
            35,213      Noble Drilling Corp.*.................................................        847,313
                                                                                                 ------------
                                                                                                    2,014,141
                                                                                                 ------------
   HOTELS (REIT) - (0.17%)
            21,399      Patriot American Hospitality Inc......................................        512,239
                                                                                                 ------------
   INDUSTRIAL - (0.30%)
            35,000      Liberty Property Trust.................................................       894,688
                                                                                                 ------------
   INSURANCE - (2.08%)
            48,695      Leucadia National Corp................................................      1,609,978
            75,811      Travelers Group Inc...................................................      4,596,042
                                                                                                 ------------
                                                                                                    6,206,020
                                                                                                 ------------
   OFFICE /INDUSTRIAL (REITS/REOCS) - (1.06%)
            58,156      Centerpoint Properties Corp...........................................      1,922,783
             8,460      Crescent Operating, Inc.*.............................................        143,027
            17,770      Equity Office Properties Trust........................................        504,217
            16,700      Mack-Cali Realty Corporation..........................................        574,063
                                                                                                 ------------
                                                                                                    3,144,090
                                                                                                 ------------
   RETAIL (REIT) - (0.31%)
            22,750      Kimco Realty Corp.....................................................        932,750
                                                                                                 ------------
   TECHNOLOGY - (1.64%)
            29,000      Intel Corp............................................................      2,148,719
            20,000      Motorola, Inc.........................................................      1,051,250
            28,958      Texas Instruments, Inc................................................      1,688,613
                                                                                                 ------------
                                                                                                    4,888,582
                                                                                                 ------------
   TRANSPORTATION/RAIL - (0.28%)
             8,574      Burlington Northern Santa Fe Corp.....................................        841,860
                                                                                                 ------------

                              Total Common Stock - (identified cost $ 26,268,855).............     43,760,726
                                                                                                 ------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED


                                                                                                           VALUE
PRINCIPAL                                                                                                 (NOTE 1)
---------                                                                                                 --------

SHORT TERM - (19.05%)
$       16,035,000      Fannie Mae Discount Note, 5.43%, 07/02/98.................................      $ 16,032,581
        26,346,000      Freddie Mac Discount Note, 5.47%, 07/02/98................................        26,341,997
        14,470,000      State Street Corporation Repurchase Agreement, 5.70%, 07/01/98, dated
                          06/30/98, repurchase value $14,472,291
                          (collateralized by $14,355,000 par value Federal Home
                          Loan Bank, 7.18%, 08/14/07, market value
                          $14,759,452)............................................................        14,470,000
                                                                                                        ------------

                               Total Short Term - (identified cost $ 56,844,578)..................        56,844,578
                                                                                                        ------------


                        TOTAL INVESTMENTS - (99.37%) - (identified cost $270,991,035) - (a)......        296,512,537
                        OTHER ASSETS LESS LIABILITIES - (0.63%)..................................          1,884,788
                                                                                                        ------------
                               NET ASSETS - (100%) ..............................................       $298,397,325
                                                                                                        ============

*Non-Income Producing Security.

+This security is in default and is not currently paying interest.

(a) Aggregate cost for Federal Income Tax purposes is $270,991,035. At June 30, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:


                        Unrealized appreciation..................................................      $ 36,446,550
                        Unrealized depreciation..................................................       (10,925,048)
                                                                                                       ------------
                                    Net unrealized appreciation..................................      $ 25,521,502
                                                                                                       ============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $30,677,701 and 10.28% of the Fund's total net assets as of June 30, 1998.

(c) Illiquid security. See Note 8 of the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS REAL ESTATE FUND

                                                                               VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
COMMON STOCK - (87.73%)
   APARTMENTS (REITS) - (20.78%)
           298,231      Apartment Investment & Management Company.......   $11,780,124
           317,267      Avalon Bay Communities, Inc.....................    12,056,146
           915,000      Boardwalk Equities, Inc.*.......................    10,570,487
           242,231      Camden Property Trust...........................     7,206,372
            37,000      Equity Residential Properties Trust.............     1,755,187
           226,200      Essex Property Trust............................     7,012,200
           492,000      Gables Residential Trust........................    13,345,500
           602,500      Home Properties of New York, Inc. ..............    16,079,219
            90,300      Irvine Apartment Communities, Inc...............     2,613,056
           110,000      Post Properties, Inc............................     4,235,000
           290,171      Security Capital Pacific Trust..................     6,528,848
                                                                           -----------
                                                                            93,182,139
                                                                           -----------
   DIVERSIFIED - (14.71%)
           300,000      AMB Property Corporation........................     7,350,000
            21,740      Crescent Operating, Inc.*.......................       367,542
           201,400      Glenborough Realty Trust, Inc...................     5,311,925
           125,000      Pacific Gulf Properties, Inc....................     2,703,125
           394,800      Reckson Associates Realty Corp..................     9,327,150
           189,504      Reckson Services Industries, Inc.*..............       645,498
           365,100      Rouse Company...................................    11,477,831
           200,000      The St. Joe Company.............................     5,475,000
           372,200      Security Capital Group Incorporated*............     9,909,825
           337,500      Vornado Realty Trust............................    13,394,531
                                                                           -----------
                                                                            65,962,427
                                                                           -----------
   GOLF (REITS) - (1.05%)
           137,000      Golf Trust of America, Inc......................     4,709,375
                                                                           -----------
   HOTELS & LODGING - (10.69%)
           285,500      CapStar Hotel Company*..........................     7,994,000
           209,500      FelCor Suite Hotels, Inc. (REIT)................     6,573,062
           272,800      Patriot American Hospitality, Inc. (REIT).......     6,530,150
           365,000      Servico, Inc.*..................................     5,475,000
           275,000      Sunstone Hotel Investors, Inc. (REIT)...........     3,660,938
           366,300      Starwood Lodging Trust (REIT)...................    17,696,869
                                                                           -----------
                                                                            47,930,019
                                                                           -----------
   INDUSTRIAL (REITS) - (6.93%)
           262,800      Centerpoint Properties Corp.....................     8,688,825
           300,000      Centerpoint Properties Corp. Private (b)........     9,422,812
           165,000      First Industrial Realty Trust...................     5,249,062
           303,000      Liberty Property Trust..........................     7,745,438
                                                                           -----------
                                                                            31,106,137
                                                                           -----------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS REAL ESTATE FUND - CONTINUED

                                                                                                 VALUE
SHARES                                                                                         (NOTE 1)
------                                                                                         --------
COMMON STOCK - CONTINUED
   MALLS - (1.21%)
           166,964      Simon De Bartolo Group Inc.......................................   $   5,426,330
                                                                                            -------------

   OFFICE SPACE (REITS) - (19.48%)
           398,100      Alexandria Real Estate Equities, Inc.............................      11,918,119
           291,500      Boston Properties, Inc...........................................      10,056,750
           250,000      Brandywine Realty Trust..........................................       5,593,750
           380,000      Cornerstone Properties, Inc......................................       6,697,500
           284,000      Crescent Real Estate Equities Company............................       9,549,500
           242,819      Equity Office Properties Trust...................................       6,889,989
           300,400      Mack-Cali Realty Corporation.....................................      10,326,250
           302,000      Parkway Properties Inc...........................................       8,909,000
           103,000      Prentiss Properties Trust........................................       2,504,188
           175,000      PS Business Parks, Inc...........................................       4,112,500
           290,000      SL Green Realty Corp.............................................       6,525,000
           200,000      Trizec Hahn Corporation..........................................       4,287,500
                                                                                            -------------
                                                                                               87,370,046
                                                                                            -------------
   REAL ESTATE DEVELOPMENT - (1.78%)
           451,000      Catellus Development Corporation*................................       7,977,063
                                                                                            -------------
   RESORTS/THEME PARKS - (2.89%)
           115,000      Premier Parks Inc.*..............................................       7,661,875
           200,000      Vail Resorts, Inc.*..............................................       5,325,000
                                                                                            -------------
                                                                                               12,986,875
                                                                                            -------------
   RESTAURANT ORIENTED - (1.02%)
           168,600      U.S. Restaurant Properties, Inc..................................       4,562,738
                                                                                            -------------
   SHOPPING CENTERS - (3.43%)
           418,200      JDN Realty Corp..................................................      13,330,125
            50,650      Kimco Realty Corp................................................       2,076,650
                                                                                            -------------
                                                                                               15,406,775
                                                                                            -------------
   STORAGE (REITS) - (3.76%)
           283,300      Public Storage, Inc..............................................       7,932,400
           255,000      Storage USA Inc..................................................       8,925,000
                                                                                            -------------
                                                                                               16,857,400
                           Total Common Stock - (identified cost $378,546,943)...........     393,477,324
                                                                                            -------------

CONVERTIBLE PREFERRED STOCK - (6.11%)

   APARTMENTS - (1.46%)
            16,700      Camden Property Trust, $2.25, Ser. A Cum. Conv. Pfd..............         442,550
           223,900      Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd. ...       5,793,412

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At June 30, 1998 (Unaudited)
DAVIS REAL ESTATE FUND - CONTINUED

                                                                                                           VALUE
SHARES/PRINCIPAL                                                                                          (NOTE 1)
===================================================================================================================
CONVERTIBLE PREFERRED STOCK - CONTINUED

   APARTMENTS - CONTINUED
            10,000      Security Capital Pacific Trust, $1.75, Ser. A  Conv. Pfd...................    $    301,250
                                                                                                      -------------
                                                                                                          6,537,212
                                                                                                      -------------
   DIVERSIFIED - (0.81%)
            50,000      Rouse Company, $3.00, Ser. B Conv. Pfd.....................................       2,487,500
            20,000      Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd..............................       1,147,500
                                                                                                      -------------
                                                                                                          3,635,000
                                                                                                      -------------
   MALLS - (2.93%)
           520,000      General Growth Properties, 7.25%, Conv. Pfd................................      13,130,000
                                                                                                      -------------
   OFFICE - (0.91%)
           160,000      SL Green Realty Corp., 8.00%, Cum. Conv. Pfd...............................       4,080,000
                                                                                                      -------------

                            Total Convertible Preferred Stock - (identified cost $27,688,655)......      27,382,212
                                                                                                      -------------

CONVERTIBLE CORPORATE BONDS - (0.48%)
$        2,000,000      Rouse Company, Conv. Sub. Deb., 5.75%, 07/23/02 - (identified cost
                            $2,125,000)............................................................       2,155,000
                                                                                                      -------------

SHORT TERM - (4.09%)
        11,610,000      Fannie Mae Discount Note, 5.75%, 07/01/98..................................      11,610,000
        17,180,000      State Street Corporation Repurchase Agreement, 5.70%, 07/01/98, dated
                          06/30/98, repurchase value $6,731,066 (collateralized
                          by $6,680,000 par value Federal Home Loan Bank,
                          7.18%, 08/14/07, market value $6,868,209)
                          - (identified cost $6,730,000)...........................................       6,730,000
                                                                                                      -------------
                            Total Short Term - (identified cost $18,340,000) ......................      18,340,000
                                                                                                      -------------


                        TOTAL INVESTMENTS - (98.41%) - (identified cost $426,700,598) - (a)........     441,354,536
                        OTHER ASSETS LESS LIABILITIES - (1.59%)....................................       7,149,950
                                                                                                      -------------
                            NET ASSETS - (100%)....................................................    $448,504,486
                                                                                                      =============

*   Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $426,700,598. At June 30, 1998 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:


                        Unrealized appreciation....................................................    $ 25,703,820
                        Unrealized depreciation....................................................     (11,049,882)
                                                                                                      -------------
                                    Net unrealized appreciation ...................................    $ 14,653,938
                                                                                                      =============

(b) Restricted security. See Note 8 of the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES  At June 30, 1998 (Unaudited)
=================================================================

                                                                           DAVIS
                                            DAVIS        DAVIS          GOVERNMENT                       DAVIS
                                            GROWTH     GOVERNMENT          MONEY          DAVIS       CONVERTIBLE      DAVIS
                                         OPPORTUNITY    BOND              MARKET       FINANCIAL      SECURITIES    REAL ESTATE
                                             FUND       FUND              FUND            FUND          FUND           FUND
                                             ----       ----              ----            ----          ----           ----
  ASSETS:
  Investments in securities, at
     value * (see accompanying
     Schedules of Investments)........  $138,091,894  $ 31,446,597   472,751,219   $910,221,734    $296,512,537  $441,354,536
  Cash................................        20,001       118,117        36,025         21,054          20,694       162,595
  Receivables:
     Dividends and interest...........        58,591       342,282       193,451        904,428       1,185,175     1,820,507
     Capital stock sold...............       421,036       132,617        44,145      6,347,518       2,064,925     4,680,640
     Investments sold.................        -             53,320        -           3,468,145          -          1,596,726
  Note receivable (Note 7)............        -             -             -             499,987          -              -
  Prepaid expenses....................        13,435        35,232       159,834        107,016          37,817        58,161
                                        ------------  ------------  ------------   -------------   ------------- ------------

                 Total assets.........   138,604,957    32,128,165   473,184,674    921,569,882     299,821,148   449,673,165
                                       -------------  ------------  ------------  -------------    ------------  ------------
  LIABILITIES:
  Payables:
     Investment securities
        purchased.....................     1,204,533       -              -           7,082,967                         -
     Capital stock reacquired.........       288,990        30,506       950,361        807,129         428,609       523,745
  Accrued expenses....................       137,746        31,560       228,618        663,071         231,714       359,551
  Commissions payable to
     distributor (Note 3).............       109,379        24,670        -             682,080         190,578       285,383
  Distributions payable...............         -                -          4,085         -                9,548         -
                                       -------------  ------------  ------------  -------------    ------------  ------------
                 Total liabilities....     1,740,648        86,736     1,183,064      9,235,247       1,423,823     1,168,679
                                       -------------  ------------  ------------  -------------    ------------  -----------
  NET ASSETS (NOTE 5).................  $136,864,309  $ 32,041,429  $472,001,610   $912,334,635    $298,397,325  $448,504,486
                                       =============  ============  ============  =============    ============  ============
  CLASS A SHARES
     Net assets.......................  $ 63,877,267  $ 18,016,911  $444,195,275   $451,277,711    $147,429,937  $214,654,672
     Shares outstanding...............     2,659,497     3,069,866   444,195,275     15,542,525       5,867,505     9,046,090
     Net asset value and redemp-
        tion price per share (net
        assets/shares outstanding)....   $     24.02   $      5.87    $     1.00    $     29.04     $     25.13    $    23.73
                                         ===========   ===========    ==========    ===========     ===========   ===========
     Maximum offering price per
        share (100/95.25 of net
        asset value)..................   $     25.22   $      6.16    $     1.00    $     30.49     $     26.38    $    24.91
                                         ===========   ===========    ==========    ===========     ===========   ===========
  CLASS B SHARES
     Net assets.......................  $ 68,464,619  $ 13,116,335  $ 21,888,566   $376,548,560    $ 88,348,306  $168,211,554
     Shares outstanding...............     2,942,862     2,239,864    21,888,566     13,185,982       3,554,941     7,127,364
     Net asset value, offering and
        redemption price per share
        (net assets/shares
        outstanding) (Note 3).........   $     23.26   $      5.86    $     1.00    $     28.56     $     24.85    $    23.60
                                         ===========   ===========    ==========    ===========     ===========   ===========
  CLASS C SHARES
     Net assets.......................  $  4,358,330  $    908,183  $  5,917,769   $ 74,339,389    $ 24,802,018  $ 28,493,731
     Shares outstanding...............       182,732       154,322     5,917,769      2,566,716         985,136     1,198,903
     Net asset value, offering and
        redemption price per share
        (net assets/shares
        outstanding) (Note 3) ........   $     23.85   $      5.88    $     1.00    $     28.96     $     25.18    $    23.77
                                         ===========   ===========    ==========    ===========     ===========   ===========
  CLASS Y SHARES
     Net assets.......................  $    164,093                               $ 10,168,975    $ 37,817,064  $ 37,144,529
     Shares outstanding...............         6,814                                    349,873       1,498,611     1,554,884
     Net asset value, offering and
        redemption price per share
        (net assets/shares
        outstanding) .................   $     24.08                                $     29.06      $    25.23    $   23.89
                                         ===========                                ===========     ===========  ===========

*  Including repurchase agreements of $6,410,000, $17,220,000, $14,470,000 and
   $6,730,000 for Growth Opportunity Fund, Financial Fund, Convertible Securities Fund and Real Estate Fund, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
STATEMENT OF OPERATIONS Six months ended June 30, 1998 (Unaudited)
==================================================================


                                                                           DAVIS
                                            DAVIS        DAVIS          GOVERNMENT                       DAVIS
                                            GROWTH     GOVERNMENT          MONEY          DAVIS       CONVERTIBLE      DAVIS
                                         OPPORTUNITY    BOND              MARKET       FINANCIAL      SECURITIES    REAL ESTATE
                                             FUND       FUND              FUND            FUND          FUND           FUND
                                             ----       ----              ----            ----          ----           ----
INVESTMENT  INCOME
   (LOSS):
Income:
   Dividends (net of foreign taxes
     withheld of $758, $50,787,
     $4,500 for Growth Opportunity
     Fund, Financial Fund and Real
     Estate Fund, respectively).........  $  344,669    $  -          $    -        $ 4,173,868   $ 2,730,440    $  7,511,629
   Interest.............................     306,225     1,075,821     13,124,190     1,136,430     2,426,636       1,082,062
                                          -----------   ----------    -----------   -----------   -----------    ------------
               Total income.............     650,894     1,075,821     13,124,190     5,310,298     5,157,076       8,593,691
                                          -----------   ----------    -----------   -----------   -----------    ------------
Expenses:
   Management fees (Note 2).............     485,120        78,130      1,121,333     2,310,954       906,568       1,356,566
   Custodian fees.......................      25,015        23,813         31,522        69,977        37,113          32,639
   Transfer agent fees
        Class A.........................      55,220        32,154         46,122       276,026        62,052         127,534
        Class B.........................      73,989        20,363         10,371       277,036        60,572         151,400
        Class C.........................       6,031           586          2,768        35,252        13,073          18,746
        Class Y.........................          26         -             -                165           199             534
   Audit fees...........................       2,631         1,119          8,562        13,300         4,617           7,337
   Legal fees...........................       3,018         1,464         22,198        30,835        10,667           9,727
   Accounting fees (Note 2).............       3,252         1,248         18,750         7,248         3,750           4,752
   Reports to shareholders..............      10,435        21,733         20,092        50,047        22,106          32,088
   Directors'  fees and expenses........       1,961         1,851          5,192        25,902         7,397           6,749
   Registration and filing fees.........      43,273        40,415         26,481       115,802        65,283          86,748
   Miscellaneous........................      10,852         3,465          1,221         1,616         1,065           1,018
   Distribution plan payments (Note 3)
        Class A                               74,948        22,694         -            349,899       139,792         236,251
        Class B.........................     328,580        62,386         -          1,402,633       325,904         721,225
        Class C.........................      19,337         2,853         -            228,474        78,582          94,462
                                          ----------    ----------    -----------   -----------   -----------    ------------
               Total expenses...........   1,143,688       314,274      1,314,612     5,195,166     1,738,740       2,887,776
               Fee Reduction (Note 6)...      (1,666)         (867)          (317)       (8,231)       (7,063)         (4,028)
                                          ----------    ----------    -----------   -----------   -----------    ------------
               Net expenses.............   1,142,022       313,407      1,314,295     5,186,935     1,731,677       2,883,748
                                          ----------    ----------    -----------   -----------   -----------    ------------
                    Net investment
                       income (loss)....    (491,128)      762,414     11,809,895       123,363     3,425,399       5,709,943
                                          ----------    ----------    -----------   -----------   -----------    ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from
   investment transactions..............     470,817        18,854         -         (2,304,324)    3,112,520       1,284,827
Net increase (decrease) in
   unrealized appreciation
   of  investments
   during the period....................   7,107,162        18,395         -         87,789,950    (6,706,719)    (31,441,451)
                                          ----------    ----------    -----------   -----------   -----------    ------------

      Net realized and unrealized
           gain (loss) on investments...   7,577,979        37,249         -         85,485,626    (3,594,199)    (30,156,624)
                                          ----------    ----------    -----------   -----------   -----------    ------------
      Net increase (decrease) in net
           assets resulting from
           operations...................  $7,086,851    $  799,663    $11,809,895   $85,608,989     $(168,800)   $(24,446,681)
                                          ==========    ==========    ===========   ===========   ===========    ============



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS Six months ended June 30, 1998 (Unaudited)
=============================================================================


                                                                           DAVIS
                                            DAVIS           DAVIS        GOVERNMENT                       DAVIS
                                            GROWTH       GOVERNMENT        MONEY             DAVIS       CONVERTIBLE      DAVIS
                                         OPPORTUNITY        BOND           MARKET          FINANCIAL     SECURITIES    REAL ESTATE
                                             FUND           FUND            FUND              FUND          FUND           FUND
                                             ----           ----           ----               ----          ----           ----
OPERATIONS:
   Net investment income (loss) .....     $   (491,128) $     762,414  $  11,809,895   $     123,363   $   3,425,399  $   5,709,943
   Net realized gain (loss) from
      investment transactions .......          470,817         18,854           --        (2,304,324)      3,112,520      1,284,827
   Net increase (decrease) in
      unrealized appreciation
      of investments ................        7,107,162         18,395           --        87,789,950      (6,706,719)   (31,441,451)
                                           ------------  -------------  -------------   -------------   -------------  -------------
   Net increase (decrease) in
      net assets resulting from
      operations ....................        7,086,851        799,663     11,809,895      85,608,989        (168,800)   (24,446,681)

DISTRIBUTIONS  TO
   SHAREHOLDERS  FROM:

   Net investment income
      Class A .......................             --         (514,376)   (11,383,865)           --        (1,067,787)    (1,570,383)
      Class B .......................             --         (307,066)      (352,884)           --          (361,223)      (889,538)
      Class C .......................             --          (12,964)       (73,146)           --           (88,288)      (120,992)
      Class Y .......................             --             --             --              --          (315,293)      (249,934)

CAPITAL SHARE
   TRANSACTIONS (NOTE 5) ............       17,329,539      1,569,625      7,056,322     318,089,283     131,916,446    178,541,512
                                          ------------  -------------  -------------   -------------   -------------  -------------

         Total increase in net assets       24,416,390      1,534,882      7,056,322     403,698,272     129,915,055    151,263,984

NET ASSETS:
   Beginning of period ..............      112,447,919     30,506,547    464,945,288     508,636,363     168,482,229      7,240,502
                                          ------------  -------------  -------------   -------------   -------------  -------------

   End of period (including
   undistributed net income
   (deficit) of $23, ($50,953),
   $123,363, $1,592,808 and $2,879,096
   for Growth Opportunity Fund,
   Government Bond Fund, Financial Fund,
   Convertible Securities Fund and Real
   Estate Fund, respectively).........    $136,864,309   $ 32,041,429   $ 472,001,610   $912,334,635    $ 298,397,325  $ 448,504,486
                                          ============   ============   =============   =============  =============== =============


NET ASSETS CONSIST OF:
   Undistributed net  investment
        income (deficit) .............   $         23   $     (50,953)  $        --     $     123,363   $   1,592,808   $  2,879,096

 Paid-in capital .....................     88,758,759      33,476,744     472,001,610     700,753,938     268,170,495    429,686,625
 Accumulated net realized gain
    (loss) ...........................        811,657      (1,883,030)           --        (2,304,324)      3,112,520      1,284,827
 Net unrealized appreciation
    on investments ...................     47,293,870         498,668            --       213,761,658      25,521,502     14,653,938
                                         -------------  --------------   -------------   -------------   ------------- -------------
                                         $136,864,309   $  32,041,429   $ 472,001,610    $912,334,635    $298,397,325   $448,504,486
                                         =============  ==============   =============   =============   ============= =============

SEE NOTES TO FINANCIAL STATEMENT

DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS Year ended December 31, 1997
===============================================================

                                                                        DAVIS
                                         DAVIS           DAVIS       GOVERNMENT                          DAVIS          DAVIS
                                        GROWTH         GOVERNMENT       MONEY           DAVIS        CONVERTIBLE        REAL
                                       OPPORTUNITY        BOND         MARKET         FINANCIAL       SECURITIES       ESTATE
                                         FUND             FUND          FUND            FUND             FUND           FUND
                                     ------------     ------------  ------------   -------------    -------------   -----------
OPERATIONS:
   Net investment income (loss) ..   $    (915,106)  $   1,592,350  $  21,417,709  $   1,336,732    $   3,119,520    $   5,100,685
   Net realized gain from
      investment transactions ....       8,241,867         180,777           --        5,559,641        7,446,372        3,100,154
   Net increase in
      unrealized appreciation/
      depreciation of investments        7,600,470         311,113           --       83,019,001       14,659,595       30,924,654
                                     -------------   -------------  -------------  -------------    -------------    -------------
   Net increase in net  assets
      resulting from operations ..      14,927,231       2,084,240     21,417,709     89,915,374       25,225,487       39,125,493

DISTRIBUTIONS  TO
   SHAREHOLDERS  FROM:

   Net investment income
      Class A ....................            --          (969,050)   (20,842,052)    (1,374,310)      (1,828,000)      (2,918,713)
      Class B ....................            --          (599,532)      (446,164)          --           (253,756)      (1,401,288)
      Class C ....................            --            (2,730)      (129,493)          --            (23,648)         (33,966)
      Class Y ....................            --              --             --          (26,284)      (1,014,116)        (746,718)
   Realized gains from investment
      transactions
      Class A ....................      (3,341,914)           --             --       (3,166,084)      (3,941,934)      (1,557,491)
      Class B ....................      (4,373,926)           --             --       (2,146,055)      (1,535,575)      (1,182,155)
      Class C ....................        (178,569)           --             --         (207,025)        (266,342)         (78,804)
      Class Y ....................          (6,618)           --             --          (40,477)      (1,602,998)        (281,704)
   Paid-in capital
      Class A ....................            --              --             --          (77,287)        (250,992)        (440,989)
      Class B ....................            --              --             --          (52,388)         (75,195)        (334,717)
      Class C ....................            --              --             --           (5,054)         (12,165)         (22,312)
      Class Y ....................            --              --             --             (988)        (117,117)         (79,763)

CAPITAL SHARE
   TRANSACTIONS (NOTE 5) .........      38,920,753      (1,093,835)    53,528,994    310,024,211       76,256,542      205,602,552
                                     -------------   -------------  -------------  -------------    -------------    -------------

         Total increase (decrease)
               in net assets .....      45,946,957        (580,907)    53,528,994    392,843,633       90,560,191      235,649,425

NET ASSETS:
   Beginning of period ...........      66,500,962      31,087,454    411,416,294    115,792,730       77,922,079       61,591,077
                                     -------------   -------------  -------------  -------------    -------------    -------------

   End of period .................   $ 112,447,919   $  30,506,547  $ 464,945,288  $ 508,636,363    $ 168,482,270    $ 297,240,502
                                     =============   =============  =============  =============    =============    =============

NET ASSETS CONSIST OF:
     Undistributed net  investment
          income .................   $        --     $      21,039  $        --    $        --      $        --      $        --

   Paid-in capital ...............      71,920,370      31,907,119    464,945,288    382,664,655      136,254,048      251,145,113
   Accumulated net realized gain
      (loss) .....................         340,840      (1,901,884)          --             --               --               --
   Unrealized appreciation
      on investments .............      40,186,709         480,273           --      125,971,708       32,228,222       46,095,389
                                     -------------   -------------  -------------  -------------    -------------    -------------
                                     $ 112,447,919   $  30,506,547  $ 464,945,288  $ 508,636,363    $ 168,482,270    $ 297,240,502
                                     =============   =============  =============  =============    =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
At June 30, 1998 (Unaudited)
=============================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series fund issuing shares of common stock in the following six series:

DAVIS GROWTH OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. The Fund invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y (except for Davis Government Money Market Fund, which does not offer Class Y shares). The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value and the Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1998 (Unaudited)
===========================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

D. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 1998, Davis Government Bond Fund had approximately $1,901,900 of capital loss carryovers available to offset future capital gains, if any, of which $1,110,900, $84,300, $376,100, $298,600 and $32,000 expire in
1998, 1999, 2001, 2002 and 2003, respectively.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1998 (Unaudited)
===========================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH  AFFILIATE

     Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% average net assets. The rate for the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million.

     The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended June 30, 1998 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $4,998 for each fund. Boston Financial Data Services is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended June 30, 1998 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $16,759, $3,675, $9,102, $70,721, $14,583 and $34,441, respectively. State Street Bank &
Trust Co. is the Funds' primary accounting provider. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 1998 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $3,252, $1,248, $18,750, $7,248, $3,750 and $4,752, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of Davis Selected Advisers, L.P.

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

     Tanaka Capital Management, Inc. ("Tanaka") also acts as the sub-adviser of the Davis Growth Opportunity Fund. Tanaka manages the day to day investment operations for the Davis Growth Opportunity Fund. Tanaka also provides investment advisory services to employee benefit plans, institutions, trusts and individuals. Graham Y. Tanaka is the owner of Tanaka. The Fund pays no fees directly to Tanaka. Tanaka receives from the Adviser a re-allowed portion of its advisory fee equal to 0.30% of the first $100 million of the Davis Growth Opportunity Fund's annual average net assets and 0.25% of such Fund assets over $100 million with a minimum annual fee of $100,000. However, Tanaka's fees on Fund assets over $100 million may not exceed one-third of the fees paid to the Adviser from the Davis Growth Opportunity Fund.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1998 (Unaudited)
===========================================

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE- (CONTINUED)

     Each Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended June 30, 1998, SCD received $23,880 and $7,020 in commissions on the purchases and sales of portfolio securities in Davis Financial Fund and Davis Real Estate Fund, respectively.

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

     Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

     During the six months ended June 30, 1998, Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $302,390, $52,093, $4,044,562, $1,020,060 and $1,441,382 from commissions earned on sales of Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Funds' capital stock, respectively, of which $45,622, $6,759, $ 632,704, $160,449 and $224,983 was retained by the Underwriter and the remaining $256,768, $45,334, $3,411,858, $859,611 and $1,216,399 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the six months ended June 30, 1998, was $74,948, $22,694, $349,899, $139,792 and $236,251, respectively.

    CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

     Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge my be assessed on shares redeemed within six years of purchase.

     Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. The National Association of Securities Dealers Inc. (the "NASD"), limits the percentage of each Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay

DAVIS SERIES, INC. NOTES TO
FINANCIAL STATEMENTS - (CONTINUED) At June 30, 1998 (Unaudited)
===============================================================

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the six months ended June 30, 1998, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $247,156, $ 47,113, $1,051,563, $243,999 and $540,919, respectively and service fees of $81,424,
$15,273, $351,070, $81,905 and $180,306, respectively.

     Commission advances by the Distributor during the six months ended June 30, 1998 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $424,088, $69,435, $6,181,599, $2,215,989 and $3,027,059 of which $418,553, $68,658, $6,180,672, $2,215,283 and $3,026,117 was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $758,828, $449,814, $11,535,234, $3,271,125 and $6,307,445, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended June 30, 1998 the Distributor received contingent deferred sales charges from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $36,098, $9,362, $249,343, $47,330 and $127,281,
respectively.

     CLASS C SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

     Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Funds pay the Distributor 1% of the Funds' average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     During the six months ended June 30, 1998, Class C shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Fund and Davis Real Estate Fund made

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1998 (Unaudited)
===========================================

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

distribution payments of $19,337, $2,853, $228,474, $78,582 and $94,462, respectively. During the six months ended June 30, 1998, the Distributor received $1,514, $467, $12,862 $3,444 and $7,000 in contingent deferred sales charges from Class C shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities and Davis Real Estate Fund, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

   All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 1998 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:


                                        DAVIS           DAVIS                                    DAVIS
                                       GROWTH         GOVERNMENT              DAVIS            CONVERTIBLE          DAVIS
                                     OPPORTUNITY         BOND               FINANCIAL          SECURITIES        REAL ESTATE
                                        FUND             FUND                 FUND                FUND               FUND
                                        ----             ----                 ----                ----               ----
Cost of purchases .........       $ 21,542,133        $  1,993,400        $344,962,006        $107,604,095        $219,556,059
Proceeds of sales .........       $    728,963        $    186,175        $  3,468,145        $ 12,732,013        $ 21,620,789

NOTE 5 - CAPITAL STOCK

     At June 30, 1998 there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund. 5.1 million shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1998 (Unaudited)
===========================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                             SIX MONTHS ENDED
CLASS A                                                                 JUNE 30, 1998 (UNAUDITED)
                                ---------------------------------------------------------------------------------------------------
                                                                      DAVIS
                                    DAVIS             DAVIS         GOVERNMENT                            DAVIS           DAVIS
                                   GROWTH          GOVERNMENT         MONEY              DAVIS         CONVERTIBLE        REAL
                                 OPPORTUNITY          BOND            MARKET           FINANCIAL        SECURITIES       ESTATE
                                    FUND              FUND             FUND               FUND             FUND           FUND
                                 -------------    ------------     -------------    -------------   --------------    -------------
Shares sold ..................         962,941          762,364      200,912,978        7,571,734        2,827,844        5,090,759
Shares issued in reinvestment
      of distributions .......              89           62,865       11,266,071             --             35,726           53,321
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                       963,030          825,229      212,179,049        7,571,734        2,863,570        5,144,080
Shares redeemed ..............        (454,557)        (749,735)    (220,288,361)      (3,404,101)        (563,322)      (1,903,319)
                                 -------------    -------------    -------------    -------------    -------------    -------------
      Net increase (decrease)          508,473           75,494       (8,109,312)       4,167,633        2,300,248        3,240,761
                                 =============    =============    =============    =============    =============    =============

Proceeds from shares sold ....   $  23,329,820    $   4,488,433    $ 200,912,978    $ 205,636,789    $  71,564,658    $ 125,778,153
Proceeds from shares issued in
      reinvestment of
      distributions...........
                                         2,006          368,576       11,266,071             --            919,201        1,349,484
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                    23,331,826        4,857,009      212,179,049      205,636,789       72,483,859      127,127,637
Cost of shares redeemed ......     (11,192,433)      (4,403,363)    (220,288,361)     (92,571,249)     (14,191,276)     (46,746,840)
                                                  -------------    -------------    -------------    -------------    -------------
      Net increase (decrease)    $  12,139,393    $     453,646    $  (8,109,312)   $ 113,065,540    $  58,292,583    $  80,380,797
                                 =============    =============    =============    =============    =============    =============




                                                                           YEAR  ENDED
CLASS A                                                                 DECEMBER 31, 1997
                                 -------------------------------------------------------------------------------------------------
                                                                      DAVIS
                                      DAVIS           DAVIS         GOVERNMENT                        DAVIS            DAVIS
                                     GROWTH         GOVERNMENT        MONEY          DAVIS         CONVERTIBLE          REAL
                                    OPPORTUNITY        BOND           MARKET       FINANCIAL       SECURITIES          ESTATE
                                      FUND             FUND            FUND          FUND             FUND              FUND
                                  -------------   --------------  --------------  -------------   -------------    ---------------
Shares sold .....................      1,100,536         558,992     330,851,219      7,335,160        1,550,872        5,548,659
Shares issued in reinvestment
      of distributions ..........        140,718         119,025       8,451,998        171,367          208,426          200,588
                                                                                  -------------    -------------    -------------
                                       1,241,254         678,017     339,303,217      7,506,527        1,759,298        5,749,247
Shares redeemed .................       (525,239)       (828,996)   (293,545,839)    (2,088,965)        (210,921)      (1,474,216)
                                   -------------  --------------   -------------  -------------    -------------    -------------
      Net increase (decrease) ...        716,015        (150,979)     45,757,378      5,417,562        1,548,377        4,275,031
                                   =============  ==============   =============  =============    =============    =============


Proceeds from shares sold .......  $  26,573,315   $   3,237,351   $ 330,851,219  $ 171,133,319    $  38,576,000    $ 130,359,222
Proceeds from shares issued in
      reinvestment of
      distributions                    3,149,356         683,818       8,451,998      4,379,988        5,173,270        4,870,372
                                   -------------   -------------   -------------  -------------    -------------    -------------
                                      29,722,671       3,921,169     339,303,217    175,513,307       43,749,270      135,229,594
Cost of shares redeemed .........    (11,675,708)     (4,767,135)   (293,545,839)   (50,496,593)      (5,002,912)     (36,105,903)
                                   -------------   -------------   -------------  -------------    -------------    -------------
      Net increase (decrease) ...  $  18,046,963   $    (845,966)  $  45,757,378  $ 125,016,714    $ 738,746,358    $  99,123,691
                                   =============   =============   =============  =============    =============    =============


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1998 (Unaudited)
===========================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                                          SIX MONTHS ENDED
CLASS B                                                              JUNE 30, 1998 (UNAUDITED)
                                  -------------------------------------------------------------------------------------------------
                                                                     DAVIS
                                       DAVIS          DAVIS        GOVERNMENT                          DAVIS              DAVIS
                                      GROWTH        GOVERNMENT       MONEY              DAVIS       CONVERTIBLE           REAL
                                    OPPORTUNITY        BOND          MARKET           FINANCIAL      SECURITIES          ESTATE
                                       FUND            FUND           FUND              FUND           FUND                FUND
                                  ------------    ------------    ------------     ------------    --------------    --------------
Shares sold ...................         552,459         983,425      28,833,859        6,133,711        2,276,620        3,199,417
Shares issued in reinvestment
      of distributions ........             (31)         32,133         320,603             (120)           8,790           23,001
                                  -------------   -------------   -------------    -------------    -------------    -------------
                                        552,428       1,015,558      29,154,462        6,133,591        2,285,410        3,222,418
Shares redeemed ...............        (415,541)       (943,552)    (18,187,948)        (567,299)        (150,192)        (608,703)
                                  -------------   -------------   -------------    -------------    -------------   --------------
      Net increase ............         136,887          72,006      10,966,514        5,566,292        2,135,218        2,613,715
                                  =============   =============   =============    =============    =============   ==============


Proceeds from shares sold .....   $  12,979,193   $   5,773,776   $  28,833,859    $ 165,356,547    $  56,985,493    $  78,539,068
Proceeds from shares issued in
      issued in reinvestment of
      distributions ...........            (678)        187,971         320,603           (3,041)         224,270          580,307
                                  -------------   -------------   -------------    -------------    -------------    -------------
                                     12,978,515       5,961,747      29,154,462      165,353,505       57,209,763       79,119,375
Cost of shares redeemed .......      (9,459,355)     (5,540,864)    (18,187,948)     (15,332,703)      (3,763,440)     (14,773,415)
                                 --------------   -------------   -------------    -------------    -------------    -------------
      Net increase ............   $   3,519,160   $     420,883   $  10,966,514     %150,020,803    $  53,446,323    $  64,345,960
                                 ==============   =============   ==============   =============    =============    =============



                                                                        YEAR ENDED
CLASS B                                                             DECEMBER 31, 1997
                                 --------------------------------------------------------------------------------------------------
                                                                         DAVIS
                                      DAVIS              DAVIS         GOVERNMENT                        DAVIS           DAVIS
                                      GROWTH          GOVERNMENT         MONEY          DAVIS         CONVERTIBLE        REAL
                                   OPPORTUNITY           BOND            MARKET       FINANCIAL       SECURITIES        ESTATE
                                      FUND               FUND            FUND           FUND             FUND            FUND
                                      ----               ----            ----           ----             ----            ----
Shares sold .....................        920,970         705,850      35,233,515       7,370,436        1,293,882        4,127,099
Shares issued in reinvestment
      of distributions ..........        193,330          64,235         392,764          79,728           65,853           94,831
                                                                                   -------------    -------------    -------------
                                       1,114,300         770,085      35,626,279       7,450,164        1,359,735        4,221,930
Shares redeemed .................       (425,487)       (855,464)    (28,858,833)       (289,044)         (38,593)        (223,575)
                                   -------------   -------------   -------------   -------------    -------------    -------------
      Net increase (decrease) ...        688,813         (85,379)      6,767,446       7,161,120        1,321,142        3,998,355
                                   =============   =============   =============   =============    =============    =============

Proceeds from shares sold .......  $  22,907,615   $   4,070,952   $  35,233,515   $ 167,332,980    $  32,378,583    $  96,109,813
Proceeds from shares issued in
      reinvestment of
      distributions..............      4,209,771         368,528         392,764       2,016,400        1,639,955        2,349,788
                                   -------------   -------------   -------------   -------------    -------------    -------------
                                      27,117,386       4,439,480      35,626,279     169,349,380       34,018,538       98,459,601
Cost of shares redeemed .........     (9,423,573)     (4,900,910)    (28,858,833)     (6,584,559)        (944,561)      (5,351,225)
                                   -------------   -------------   -------------   -------------    -------------    -------------
      Net increase (decrease) ...  $  17,693,813   $    (461,430)     $6,767,$46     162,764,821    $  33,073,977    $  93,108,376
                                   =============   =============   =============   =============    =============    =============


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1998 (Unaudited)
===========================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                                           SIX MONTHS ENDED
CLASS C                                                               JUNE 30, 1998 (UNAUDITED)
                                  ------------------------------------------------------------------------------------------------
                                                                      DAVIS
                                       DAVIS         DAVIS          GOVERNMENT                       DAVIS           DAVIS
                                      GROWTH       GOVERNMENT          MONEY         DAVIS        CONVERTIBLE         REAL
                                    OPPORTUNITY       BOND            MARKET       FINANCIAL      SECURITIES         ESTATE
                                       FUND           FUND             FUND           FUND            FUND            FUND
                                       ----           ----             ----           ----            ----            ----
Shares sold ....................       103,597         147,049       7,950,898       1,911,189         777,603         988,927
Shares issued in reinvestment
      of distributions .........          --               837          65,289             (16)          1,802           2,928
                                                  ------------    ------------    ------------    ------------    ------------
                                       103,597         147,886       8,016,187       1,911,173         779,405         991,855
Shares redeemed ................       (36,117)        (30,063)     (3,817,067)       (103,418)        (42,570)       (119,462)
                                  ------------    ------------    ------------    ------------    ------------    ------------
      Net increase .............        67,480         117,823       4,199,120       1,807,755         736,835         872,393
                                                                                  ============    ============    ============

Proceeds from shares sold ......  $  2,471,528    $    866,933    $  7,950,898    $ 52,331,283    $ 19,769,874    $ 24,406,159
Proceeds from shares issued in
      reinvestment of
      distributions                       --             4,913          65,289            (430)         46,653          74,363
                                  ------------    ------------    ------------    ------------    ------------    ------------
                                     2,471,528         871,846       8,016,187      52,330,853      19,816,527      24,480,522
Cost of shares redeemed ........      (871,277)       (176,750)     (3,817,067)     (2,835,533)     (1,082,455)     (2,930,930)
                                                  ------------    ------------    ------------    ------------    ------------
      Net increase .............  $  1,600,251    $    695,096    $  4,199,120    $ 49,495,320    $ 18,734,072    $ 21,549,592
                                  ============    ============    ============    ============    ============    ============




CLASS C
                        AUGUST 15, 1997    AUGUST 19, 1997                AUGUST 12, 1997    AUGUST 12, 1997    AUGUST 13, 1997
                         (COMMENCEMENT      (COMMENCEMENT                  (COMMENCEMENT     (COMMENCEMENT      (COMMENCEMENT
                        OF OPERATIONS)     OF OPERATIONS)                  OF OPERATIONS)    OF OPERATIONS)     OF OPERATIONS)
                           THROUGH            THROUGH        YEAR ENDED       THROUGH           THROUGH           THROUGH
                           12/31/97           12/31/97        12/31/97        12/31/97         12/31/97           12/31/97

                                                                DAVIS
                             DAVIS             DAVIS          GOVERNMENT                          DAVIS            DAVIS
                            GROWTH          GOVERNMENT          MONEY             DAVIS        CONVERTIBLE          REAL
                          OPPORTUNITY          BOND             MARKET          FINANCIAL       SECURITIES         ESTATE
                             FUND              FUND              FUND             FUND             FUND             FUND
                         ------------      ------------    -------------     ------------     ------------     -------------
Shares sold ...........        117,836           81,512       11,684,526          761,161          244,199          335,470
Shares issued
      in reinvestment
      of distributions           6,062              186          105,277            7,941           11,513            4,832
                          ------------     ------------     ------------     ------------     ------------     ------------
                               123,898           81,698       11,789,803          769,102          255,712          340,302
Shares redeemed .......         (8,646)         (45,199)     (10,785,633)         (10,141)          (7,411)         (13,792)
                          ------------     ------------     ------------     ------------     ------------     ------------
      Net increase ....        115,252           36,499        1,004,170          758,961          248,301          326,510
                          ============     ============     ============     ============     ============     ============

Proceeds from
      shares sold .....   $  3,139,205     $    475,986     $ 11,684,526      $18,756,737      $ 6,408,741     $  8,385,602
Proceeds from
      shares issued in
      reinvestment of
      distributions ...        135,237            1,087          105,277          203,285          290,990          123,175
                           -----------     ------------     ------------     ------------     ------------     ------------
                             3,274,442          477,073       11,789,803       18,960,022        6,699,731        8,508,777
Cost of shares
      redeemed ........       (207,854)        (263,512)     (10,785,633)        (250,089)        (197,278)        (344,542)
                          ------------     ------------     ------------     ------------     ------------     ------------
      Net increase ....   $  3,066,588     $    213,561     $  1,004,170     $ 18,709,933     $  6,502,453     $  8,164,235
                          ============     ============     ============     ============     ============     ============



DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1998 (Unaudited)
===========================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)


CLASS Y
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                   JUNE 30, 1998
                                                                                    (UNAUDITED)
                                                 -------------------------------------------------------------------------
                                                       DAVIS                                 DAVIS                DAVIS
                                                      GROWTH              DAVIS           CONVERTIBLE              REAL
                                                    OPPORTUNITY         FINANCIAL         SECURITIES             ESTATE
                                                       FUND               FUND               FUND                  FUND
                                                  -------------       ------------       -------------       -------------
Shares sold .................................            3.914             247,727              57,788             501,289
Shares issued in reinvestment
      of distributions ......................             --                  --                11,469               9,140
                                                  ------------        ------------        ------------        ------------
                                                         3,914             247,727              69,257             510,429
Shares redeemed .............................           (1,286)            (46,099)            (12,666)            (17,743)
                                                  ------------        ------------        ------------        ------------
      Net increase (decrease) ...............            2,628             201,628              56,591             492,686
                                                                      ============        ============        ============

Proceeds from shares sold ...................     $     99,885        $  6,777,766        $  1,467,650        $ 12,470,257
Proceeds from shares issued in
      reinvestment of distributions .........             --                  --               296,035             232,708
                                                  ------------        ------------        ------------        ------------
                                                        99,885           6,777,766           1,763,685          12,702,965
Cost of shares redeemed .....................          (29,150)         (1,270,146)           (320,217)           (437,802)
                                                  ------------        ------------        ------------        ------------
      Net increase (decrease) ...............     $     70,735        $  5,507,620        $  1,443,468        $ 12,265,163
                                                  ============        ============        ============        ============


CLASS Y

                                                  SEPTEMBER 18, 1997  MARCH 10, 1997
                                                   (COMMENCEMENT      (COMMENCEMENT
                                                   OF OPERATIONS)     OF OPERATIONS)
                                                      THROUGH            THROUGH                    YEAR ENDED
                                                 DECEMBER 31, 1997   DECEMBER 31, 1997            DECEMBER 31, 1997
                                                 -----------------   -----------------   ----------------------------------
                                                      DAVIS                                   DAVIS               DAVIS
                                                     GROWTH                DAVIS           CONVERTIBLE             REAL
                                                   OPPORTUNITY           FINANCIAL         SECURITIES             ESTATE
                                                      FUND                 FUND               FUND                 FUND
                                                      ----                 ----               ----                 ----
Shares sold .................................            4,577             162,900             53,778              169,862
Shares issued in reinvestment
      of distributions ......................              235               2,156            109,438               44,811
                                                   -----------         -----------        -----------          -----------
                                                         4,812             165,056            163,216             214,673
Shares redeemed .............................             (626)            (16,811)          (271,815)             (2,344)
                                                   -----------         -----------        -----------          -----------
      Net increase (decrease) ...............            4,186             148,245           (108,599)            212,329
                                                   ===========         ===========        ===========          ===========

Proceeds from shares sold ...................      $   123,437         $ 3,887,607        $ 1,260,826          $ 4,171,776
Proceeds from shares issued in
      reinvestment of distributions .........            5,264              55,087          2,706,537            1,092,773
                                                   -----------         -----------        -----------          -----------
                                                       128,701           3,942,694          3,967,363            5,264,549
Cost of shares redeemed .....................          (15,312)           (409,951)        (6,033,609)             (58,299)
                                                   -----------         -----------        -----------          -----------
      Net increase (decrease) ...............      $   113,389         $ 3,532,743        $(2,066,246)         $ 5,206,250
                                                   ===========         ===========        ===========          ===========


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
At June 30, 1998 (Unaudited)
===============================================================================

NOTE 6 - CUSTODY FEES

     Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $1,666, $867, $317, $8,231, $7,063 and $4,028 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, during the six months ended June 30, 1998.

NOTE 7 - NOTE RECEIVABLE

     At June 30, 1998, Davis Financial Fund owned a note receivable from the Robert Plan Corporation in the amount of $499,987 Principal plus accrued interest at 5% over the prime rate of The Chase Manhattan Bank is payable in eight equal installments on January 31, 1997, April 30, 1997, July 31, 1997, October 31, 1997, January 30, 1998, April 30, 1998, July 31, 1998 and October 30, 1998.

NOTE 8 - RESTRICTED AND ILLIQUID SECURITIES

     Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Real Estate Fund was $9,422,812, or 2.10% of the Fund's total net assets as of June 30, 1998. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in Davis Convertible Securities Fund was $50,000, or 0.02% of the Fund's total net assets as of June 30, 1998. Information concerning restricted and illiquid securities is as follows:

                                                                                                           Valuation per Unit
Fund                          Security                         Acquisition Date       Cost per Unit       as of June 30, 1998
----                          --------                         ----------------       -------------       -------------------
Davis Real Estate             Centerpoint Properties
                              Corp. Private                        04/02/98           $    33.375              $    31.41

Davis Convertible             Florida West Airlines,
Securities                    Inc., 8.00%, 03/25/99                03/23/94           $   100.00               $    10.00




DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
===============================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                   SIX MONTHS                                                        ONE MONTH
                                                      ENDED                        ---YEAR ENDED---                     ENDED
                                                   JUNE 30, 1998                     DECEMBER 31,                    DECEMBER 31,
                                                    (UNAUDITED)        1997              1996            1995            1994
                                                    ----------         ----              ----            ----            ----
Net Asset Value, Beginning of Period ..........   $     22.49   $         18.93      $     17.25     $    12.83      $   13.70
                                                  ------------      ------------     ------------     ----------     ----------

Income  (Loss) From Investment  Operations
   Net Investment Loss ........................         (0.04)            (0.10)           (0.13)         (0.11)         (0.01)
   Net Gains or Losses on Securities
       (both realized and unrealized) .........          1.57              5.34             3.37           6.08          (0.29)
                                                  ------------      ------------     ------------     ----------     ----------
         Total From  Investment Operations ....          1.53              5.24             3.24           5.97          (0.30)
                                                  ------------      ------------     ------------     ----------     ----------

Less Distributions
   Distributions (from capital gains) .........           --              (1.68)           (1.55)         (1.55)         (0.57)
   Distributions (from paid-in capital) .......           --                --             (0.01)           --             --
                                                  ------------      ------------     ------------     ----------     ----------
         Total Distributions ..................                           (1.68)           (1.56)         (1.55)         (0.57)
                                                  ------------      ------------     ------------     ----------     ----------
Net Asset Value, End of Period ................   $     24.02       $     22.49      $     18.93      $   17.25      $   12.83
                                                  ============      ============     ============     ==========     ==========

Total Return1 .................................          6.80%            27.70%           18.73%         46.65%         (2.21)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ...    $    63,877       $     48,386     $     27,158     $   22,890     $   12,455
   Ratio of Expenses to Average Net Assets ....          1.34%*            1.27%            1.49%2          1.51%          1.42%*
   Ratio of Net Loss to Average  Net Assets ...         (0.33)%*          (0.58)%          (0.76)%        (0.71)%         (0.08)%*

   Portfolio Turnover Rate3 ...................          0.61%            19.33%           30.55%         30.07%          37.31%

   Average Commission Rate Per Share4 .........   $    0.0597       $     0.0600     $      0.0454          --             --

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.48% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
===============================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:



CLASS B

                                               SIX MONTHS
                                                  ENDED                              YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1998        ---------------------------------------------------------
                                               (UNAUDITED)         1997            1996          1995         1994        19931
                                              -----------          ----            ----          ----         ----        ----
Net Asset Value, Beginning of Period ......   $     21.88      $     18.58    $     17.08    $    12.82   $   14.67    $   13.25
                                              ------------     ------------   ------------   ----------   ----------   ----------

Income (Loss) From Investment Operations
   Net Investment Loss ....................         (0.13)           (0.25)         (0.27)       (0.26)       (0.12)       (0.07)
   Net Gains or Losses on Securities
       (both realized and unrealized) .....          1.51             5.23           3.33         6.07        (1.11)        1.54
                                              ------------     ------------   ------------   ----------   ----------   ----------
         Total From Investment
             Operations ...................          1.38             4.98           3.06         5.81        (1.23)        1.47
                                              ------------     ------------   ------------   ----------   ----------   ----------

Less Distributions
   Dividends (from net investment income) .           --               --             --           --           --         (0.05)
   Distributions (from capital gains) .....           --             (1.68)         (1.55)       (1.55)       (0.62)         --
   Distributions (from paid-in capital) ...           --               --           (0.01)         --           --           --
                                              ------------     ------------   ------------   ----------   ----------   ----------
         Total Distributions ..............           --             (1.68)         (1.56)       (1.55)       (0.62)       (0.05)
                                              ------------     ------------   ------------   ----------   ----------   ----------
Net Asset Value, End of Period ............   $     23.26      $     21.88    $     18.58    $   17.08    $   12.82   $    14.67
                                              ============     ============   ============   ==========   ==========   ==========

Total Return2 .............................          6.31%           26.82%         17.86%       45.44%       (8.45)%      11.16%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)    $    68,465       $    61,383    $    39,343     $ 35,326    $  36,087   $   51,762
   Ratio of Expenses to Average Net Assets           2.13%*3           2.09%3         2.25%3       2.30%        2.15%        2.39%
   Ratio of Net Loss to Average  Net Assets         (1.11)%*          (1.40)%        (1.52)%      (1.50)%      (0.81)%      (0.55)%
   Portfolio Turnover Rate4 ...............          0.61%            19.33%         30.55%       30.07%       37.31%       38.93%
   Average Commission Rate Per Share5 .....   $    0.0597            0.0600$        0.0454          --           --           --

1 Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business of January 7, 1994.

2 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.12% for the six months ended June 30, 1998 and 2.08% and 2.24% for 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
===============================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:






                                                      ------------CLASS C-------------          -------------CLASS Y-------
                                                                         AUGUST 15, 1997                     SEPTEMBER 18, 1997
                                                                          (COMMENCEMENT                       (COMMENCEMENT
                                                      SIX MONTHS           OF OPERATIONS)      SIX MONTHS     OF OPERATIONS)
                                                        ENDED                THROUGH             ENDED           THROUGH
                                                     JUNE 30, 1998         DECEMBER 31,      JUNE 30, 1998    DECEMBER 31,
                                                      (UNAUDITED)              1997           (UNAUDITED)        1997
                                                      -----------              ----           -----------        ----
Net Asset Value, Beginning of Period ..........       $     22.43         $      25.56          $   22.52      $     27.19
                                                      -----------          -----------          ---------         --------

Income  (Loss) From Investment  Operations
   Net Investment Loss ........................            (0.13)               (0.04)               --               --
   Net Gains or Losses on Securities
     (both realized and unrealized) ...........             1.55                (1.41)              1.56            (2.99)
                                                      -----------          -----------          ---------         --------
         Total From  Investment
             Operations .......................             1.42                (1.45)              1.56            (2.99)
                                                      -----------          -----------          ---------         --------

Less Distributions
   Distributions (from capital gains) .........              --                 (1.68)               --             (1.68)
                                                      -----------          -----------          ---------         --------
         Total Distributions ..................              --                 (1.68)               --             (1.68)
                                                      -----------          -----------          ---------         --------
Net Asset Value, End of Period ................       $    23.85           $    22.43           $  24.08        $   22.52
                                                      ===========          ===========          =========         ========

Total Return1 .................................            6.33%                (5.66)%             6.93%          (10.98)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) ...       $   4,358            $    2,585           $    164         $     94

    Ratio of Expenses to Average Net Assets ...            2.22%*2               2.19%*             0.95%*2          1.01%*

   Ratio of Net Loss to Average  Net Assets ...           (1.20)%*              (1.51)%*            0.07%*          (0.33)%*


   Portfolio Turnover Rate3 ...................            0.61%                19.33%              0.61%           19.33%

   Average Commission Rate Per Share4 .........       $  0.0597            $   0.0600           $ 0.0597         $ 0.0600







1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.21% and 0.94% for the six months ended June 30, 1998 for Class C and Y shares, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
===============================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:


CLASS A


                                                    SIX MONTHS                                                  ONE MONTH
                                                       ENDED                -------YEAR ENDED-------              ENDED
                                                   JUNE 30, 1998                  DECEMBER 31,                  DECEMBER 31,
                                                   (UNAUDITED)         1997           1996            1995         1994
                                                   -----------         ----           ----            ----         ----
Net Asset Value, Beginning of Period ...........   $     5.87      $     5.76     $     6.00     $     5.79     $     5.78
                                                   ----------      ----------     ----------     ----------     ----------

Income  (Loss) From Investment  Operations
   Net Investment  Income ......................         0.15            0.33           0.33           0.39           0.02
   Net Gains or Losses on Securities
      (both realized and unrealized) ...........         0.02            0.11          (0.14)          0.27          (0.01)
                                                   ----------      ----------     ----------     ----------     ----------
          Total From  Investment Operations ....         0.17            0.44           0.19           0.66           0.01
                                                   ----------      ----------     ----------     ----------     ----------

Less Distributions
   Dividends (from net investment income) ......       (0.17)          (0.33)         (0.33)         (0.36)           --
   Distributions (from paid-in capital) ........         --              --           (0.10)         (0.09)           --
                                                   ----------      ----------     ----------     ----------     ----------
          Total Distributions ..................       (0.17)          (0.33)         (0.43)         (0.45)           --
                                                   ----------      ----------     ----------     ----------     ----------


Net Asset Value, End of Period .................   $    5.87       $    5.87      $    5.76      $    6.00      $    5.79
                                                   ==========      ==========     ==========     ==========     ==========

Total Return1 ..................................        2.85%           7.92%          3.40%         11.82%         (0.97)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted) ....   $   18,017      $   17,589     $   18,129     $   21,485     $   20,035
   Ratio of Expenses to Average Net Assets .....         1.71%*          1.27%2         1.77%          1.74%          1.64%*
   Ratio of Net Income to Average Net Assets ...         5.17%*          5.82%          5.88%          6.54%          6.22%*

   Portfolio Turnover Rate3 ....................         0.63%          24.35%         45.50%         41.04%         62.17%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.26% for 1997. Prior to 1996, such reductions were reflected in the expenses ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
===============================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:



CLASS B




                                                  SIX MONTHS
                                                    ENDED                       YEAR ENDED DECEMBER 31,
                                                JUNE 30, 1998   -----------------------------------------------------
                                                 (UNAUDITED)    1997          1996       1995         1994       1993
                                                 -----------    ----          ----       ----         ----       ----
Net Asset Value, Beginning of Period...........  $    5.86   $    5.75    $    5.98   $    5.79    $    6.33   $    6.61
                                                 ---------   ---------    ---------   ---------    ---------   ---------

Income  (Loss) From Investment  Operations
    Net Investment Income......................       0.13        0.29         0.29        0.34         0.31        0.36
    Net Gains or Losses on Securities
          (both realized and unrealized).......       0.01        0.11        (0.13)       0.26        (0.37)      (0.12)
                                                 ---------   ---------    ---------   ---------    ---------   ---------
          Total From  Investment Operations....       0.14        0.40         0.16        0.60        (0.06)       0.24
                                                 ---------   ---------    ---------   ---------    ---------   ---------

Less Distributions
    Dividends (from net investment
          income)..............................      (0.14)      (0.29)       (0.29)      (0.33)       (0.37)      (0.42)
    Distributions (from paid-in capital).......       -           -           (0.10)      (0.08)       (0.11)      (0.10)
                                                 ----------  ----------   ---------   ---------    ---------   ---------
          Total Distributions..................      (0.14)      (0.29)       (0.39)      (0.41)       (0.48)      (0.52)
                                                 ---------   ---------    ---------   ---------    ---------   ---------


Net Asset Value, End of Period.................  $    5.86   $    5.86    $    5.75   $    5.98    $    5.79   $    6.33
                                                 ==========  ==========   ==========  =========    =========   =========

Total Return2..................................       2.47%       7.12%        2.78%      10.62%      (0.97)%       3.69%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)....    $13,116     $12,703       $12,959     $15,976      $19,241     $50,080
    Ratio of Expenses to  Average Net Assets...     2.43%*3      2.01%3        2.53%3      2.51%        2.38%       2.37%
    Ratio of Net Income to Average Net Assets..      4.46%*       5.07%         5.13%      5.77%        5.48%       5.52%

   Portfolio Turnover Rate4....................       0.63%      24.35%        45.50%     41.04%       62.17%      42.82%


1 Per share calculations other than distributions were based on average shares outstanding during the period.

2 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.42% for the six months ended June 30, 1998 and 2.00% and 2.52% for 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*  Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
===============================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:







CLASS C




                                                                                                              AUGUST 19, 1997
                                                                                                               (COMMENCEMENT
                                                                               SIX MONTHS                     OF OPERATIONS)
                                                                                  ENDED                           THROUGH
                                                                               JUNE 30, 1998                   DECEMBER 31,
                                                                                (UNAUDITED)                        1997
                                                                                ----------                         ----
Net Asset Value, Beginning of Period......................................      $    5.88                        $    5.79
                                                                                ---------                        ---------

Income  (Loss) From Investment  Operations
    Net Investment  Income................................................           0.14                             0.08
    Net Gains on Securities   (both realized and unrealized)..............           -                                0.09
                                                                                ----------                       ---------
          Total From  Investment Operations...............................           0.14                             0.17
                                                                                ---------                        ---------

Less Distributions
    Dividends (from net investment income)................................          (0.14)                           (0.08)
                                                                                ---------                        ---------
          Total Distributions.............................................          (0.14)                           (0.08)
                                                                                ---------                        ---------


Net Asset Value, End of Period............................................      $    5.88                        $    5.88
                                                                                ==========                       =========

Total Return1.............................................................           2.47%                            2.97%

Ratios/Supplemental Data
    Net Assets,  End of Period (000 omitted)
                                                                                     $908                             $215
    Ratio of Expenses to Average Net Assets...............................
                                                                                    2.31%*                          1.97%*2
    Ratio of Net Income to Average Net Assets.............................
                                                                                    4.57%*                           5.11%*

    Portfolio Turnover Rate3                                                         0.63%                           24.35%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.96% for 1997.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
===============================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.



 CLASSES A, B & C




                                                 SIX MONTHS                                  YEAR ENDED
                                                   ENDED                                     DECEMBER 31,
                                                JUNE 30, 1998     --------------------------------------------------------------
                                                 (UNAUDITED)      1997         1996           1995         1994           1993
                                                 -----------      ----         ----           ----         ----           ----
Net Asset Value, Beginning of Period............   $ 1.000      $ 1.000      $ 1.000        $ 1.000       $ 1.000        $ 1.000
                                                   -------      -------      -------        -------       -------        -------

Income From Investment  Operations
    Net Investment  Income......................      .025         .049         .047           .051          .034           .020

Less Distributions
    Dividends (from net investment income)...        (.025)       (.049)       (.047)         (.051)        (.034)         (.020)
                                                  --------     --------     --------       --------      --------       --------

Net Asset Value, End of Period..................   $ 1.000      $ 1.000      $ 1.000        $ 1.000       $ 1.000        $ 1.000
                                                   =======      =======      =======        =======       =======        =======

Total Return1 ..................................    2.49%          5.02%        4.80%          5.25%         3.48%          2.01%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted)...  $472,002     $464,459      $411,416      $360,290      $240,727        $39,531

     Ratio of Expenses to Average Net  Assets...    0.56%*         0.57%        0.66%          0.73%         0.64%          1.15%

     Ratio of Net Income to Average Net Assets..    5.02%*         4.92%        4.72%          5.13%         3.43%          1.98%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
===============================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.



CLASS A


                                                 SIX MONTHS                                YEAR ENDED
                                                   ENDED                                  DECEMBER 31,
                                               JUNE 30, 1998       -------------------------------------------------------------
                                                (UNAUDITED)        1997            1996          1995         1994          19932
                                                -----------        ----            ----          ----         ----          ----
Net Asset Value, Beginning of Period...........$   25.68       $   18.06       $   14.50     $   10.68    $   11.70      $   11.20
                                               ----------      ----------      ----------    ---------    ---------      ---------

Income  (Loss) From Investment  Operations
   Net Investment Income.......................     0.05            0.13            0.14          0.07         0.08           0.07
   Net Gains or Losses on Securities
        (both realized and unrealized).........     3.31            7.92            4.44          5.32        (0.61)          1.59
                                               ----------      ----------      ----------    ---------    ---------      ---------
          Total From Investment Operations.....     3.36            8.05            4.58          5.39        (0.53)          1.66
                                               ---------       ---------       ---------     ---------    ---------      ---------


Less Distributions
   Dividends (from net investment income)......       -            (0.13)          (0.15)        (0.07)       (0.08)         (0.08)
   Distributions (from capital gains)..........       -            (0.30)          (0.87)        (1.50)       (0.39)         (1.08)
   Distributions (from paid-in capital)........       -               -              -             -          (0.02)           -
                                               ----------      ---------       ---------     ---------    ---------      -------
         Total Distributions...................       -            (0.43)          (1.02)        (1.57)       (0.49)         (1.16)
                                               ----------      ---------       ---------     ---------    ---------      ---------


Net Asset Value, End of Period.................$   29.04       $   25.68       $   18.06     $   14.50    $   10.68      $   11.70
                                               ==========      ==========      ==========    =========    =========      =========

Total Return 1.................................    13.08%          44.53%          31.50%        50.51%      (4.55)%         14.87%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).... $451,278        $292,059        $107,579        $79,874      $57,670        $50,778

   Ratio of Expenses to Average Net Assets.....    1.10%*           1.07%           1.15%         1.18%        1.24%          1.32%

   Ratio of Net Income to Average  Net Assets..    0.41%*           0.77%           0.92%         0.53%        0.67%          0.57%

   Portfolio Turnover Rate3....................    0.51%           6.23%          25.78%        41.89%       43.95%         70.33%

   Average Commission Rate Per Share4..........  $0.0600         $0.0600         $0.0518            -          -                -

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business on January 7, 1994.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
===============================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.





CLASS B

                                                                                                                  DECEMBER 27, 1994
                                                                                                                    (COMMENCEMENT
                                                      SIX MONTHS                                                    OF OPERATIONS)
                                                         ENDED          ---------------YEAR ENDED-----------------     THROUGH
                                                     JUNE 30, 1998                    DECEMBER 31,                   DECEMBER 31,
                                                      (UNAUDITED)         1997             1996           1995           1994
                                                        ----------        ----             ----           ----           ----
Net Asset Value, Beginning of Period...............   $    25.36        $   17.91         $   14.41      $   10.68     $   11.22
                                                      ----------        ---------         ---------      ---------     ---------

Income  (Loss) From Investment  Operations
   Net Investment Income (Loss)....................        (0.05)           (0.01)             0.01           0.01           0.03
   Net Gains or Losses on Securities
       (both realized and unrealized)..............         3.25             7.76              4.37           5.22         (0.13)
                                                      ----------        ---------         ---------      ---------     ---------
          Total From  Investment Operations........         3.20             7.75              4.38           5.23         (0.10)
                                                      ----------        ---------         ---------      ---------     ---------

Less Distributions
   Dividends (from net investment income)..........         -                 -                (0.01)          -           (0.03)
   Distributions (from capital gains)..............         -                (0.30)            (0.87)         (1.50)       (0.39)
   Distributions (from paid-in capital)............         -                 -                 -              -           (0.02)
                                                      ----------        ----------        ---------      ---------     ---------
          Total Distributions......................                          (0.30)            (0.88)         (1.50)       (0.44)
                                                      ----------        ----------        ----------     ----------    ---------

Net Asset Value, End of Period.....................   $    28.56        $    25.36        $    17.91     $   14.41     $   10.68
                                                      ==========        ==========        ==========     =========     =========

Total Return 1.....................................       12.62%            43.25%            30.29%         49.00%     (0.90)%
------------  -------------------------------------

Ratios/Supplemental Data
   Net Assets,  End of Period(000 omitted).........    $$376,549            $193,257         $8,213          $1,762           $28
   Ratio of Expenses to Average Net Assets.........     1.95%*               1.97%             2.04%          2.09%        2.04%*
   Ratio of Net Income (Loss)to Average Net
   Assets
                                                        (0.44)%*           (0.12)%             0.19%        (0.38)%      (0.13)%*

   Portfolio Turnover Rate2........................        0.51%             6.23%            25.78%         41.89%      43.95%

   Average Commission Rate Per Share3..............     $0.0600           $0.0600          $0.0518             -              -

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


*     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
===============================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.




                                                          --------CLASS C--------------        ---------------CLASS Y----------

                                                                        AUGUST 12, 1997                          MARCH 10, 1997
                                                                         (COMMENCEMENT                            (COMMENCEMENT
                                                          SIX MONTHS    OF OPERATIONS)           SIX MONTHS      OF OPERATIONS)
                                                             ENDED          THROUGH                 ENDED            THROUGH
                                                         JUNE 30, 1998    DECEMBER 31,         JUNE 30, 1998      DECEMBER 31,
                                                          (UNAUDITED)        1997                (UNAUDITED)           1997
                                                         ------------        ----                -----------           ----
Net Asset Value, Beginning of Period..................    $   25.71        $   23.76             $   25.66           $   20.32
                                                          ---------        ---------             ---------           ---------

Income  (Loss) From Investment  Operations
   Net Investment Income (Loss).......................        (0.03)             -                    0.07                0.09
   Net Gains on Securities
       (both realized and unrealized).................         3.28             2.25                  3.33                5.74
                                                          ---------        ---------             ---------           ---------
          Total From  Investment Operations...........         3.25             2.25                  3.40                5.83
                                                          ---------        ---------             ---------           ---------

Less Distributions
   Dividends (from net investment income).............          -                 -                    -                 (0.19)
   Distributions (from capital gains).................          -              (0.30)                  -                 (0.30)
                                                          ---------       ----------            ----------           ---------
          Total Distributions.........................          -              (0.30)                  -                 (0.49)
                                                          ---------        ---------            ----------           ---------

Net Asset Value, End of Period........................    $   28.96       $    25.71            $    29.06           $   25.66
                                                          =========       ==========            ==========           =========

Total Return 1........................................       12.64%            9.45%                13.25%              28.66%

Ratios/Supplemental Data
   Net Assets,  End of Period(000 omitted)............      $74,339          $19,515               $10,169              $3,805
   Ratio of Expenses to Average Net Assets............       1.91%*           1.93%*                0.75%*              0.79%*
   Ratio of Net Income (Loss) to Average Net
       Assets.........................................     (0.40)%*         (0.09)%*                0.76%*              1.06%*

   Portfolio Turnover Rate2...........................        0.51%            6.23%                 0.51%               6.23%

   Average Commission Rate Per Share3.................      $0.0600          $0.0600               $0.0600             $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.






CLASS A


                                                   SIX MONTHS
                                                      ENDED        ----------------------YEAR ENDED DECEMBER 31,------------------
                                                  JUNE 30, 1998
                                                   (UNAUDITED)         1997          1996        1995          1994         1993
                                                   -----------         ----          ----        ----          ----         ----
Net Asset Value, Beginning of Period............   $   25.26       $   21.22       $   18.22   $   15.57     $   17.45   $   15.73
                                                   ----------      ----------      ----------  ---------     ---------   ---------

Income  From Investment  Operations
   Net Investment Income........................        0.34            0.67            0.71        0.67          0.67        0.67
   Net Gains or Losses on Securities
       (both realized and unrealized)...........       (0.27)           5.33            4.56        3.42         (1.83)       2.02
                                                   ---------       ---------       ---------   ---------     ---------   ---------
          Total From Investment
              Operations........................        0.07            6.00            5.27        4.09         (1.16)       2.69
                                                   ---------       ---------       ---------   ---------     ---------   ---------

Less Distributions
   Dividends (from net investment income).......        (0.20)          (0.67)         (0.69)      (0.66)        (0.67)      (0.67)
   Distributions (from capital gains)...........          -             (1.22)         (1.54)      (0.78)        (0.05)      (0.30)

   Distributions (from paid-in capital).........          -             (0.07)         (0.04)         -             -           -
                                                   ----------      ----------      ---------   ----------    ----------  --------

          Total Distributions...................       (0.20)          (1.96)          (2.27)      (1.44)        (0.72)      (0.97)
                                                   ---------       ---------       ---------   ---------     ---------   ---------

Net Asset Value, End of Period..................   $   25.13       $   25.26       $   21.22   $   18.22     $   15.57   $   17.45
                                                   =========       =========       =========   =========     =========   =========

Total Return 1..................................        0.26%          28.68%        29.46%        26.68%       (6.72)%      17.26%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).....    $147,430         $90,107       $42,841        $59,757       $47,844     $44,730
   Ratio of Expenses to Average Net Assets......      1.19%*2          1.08%2         1.05%         1.14%         1.20%       1.21%
   Ratio of Net Income to Average  Net Assets...       3.05%*           3.00%         3.34%         3.87%         4.06%       3.89%

   Portfolio Turnover Rate3.....................        6.54%          23.68%        43.16%        53.58%        45.15%      62.17%

   Average Commission Rate Per Share4...........      $0.0600         $0.0600        $0.0552          -             -          -

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.18% and 1.07% for the six months ended June 30, 1998 and for 1997, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*     Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.


                                       ---------------------CLASS B-----------------------------   -----------CLASS C---------
                                                                                FEBRUARY 3, 1995                 AUGUST 12, 1997
                                                                                 (COMMENCEMENT                   (COMMENCEMENT
                                       SIX MONTHS                                OF OPERATIONS)    SIX MONTHS    OF OPERATIONS)
                                          ENDED              YEAR ENDED            THROUGH           ENDED          THROUGH
                                     JUNE 30, 1998          DECEMBER 31,         DECEMBER 31,     JUNE 30, 1998   DECEMBER 31,
                                      (UNAUDITED)       1997            1996        1995          (UNAUDITED)         1997
                                      -----------       ----            ----        ----          -----------         ----
Net Asset Value,
   Beginning of Period................. $   25.03     $   21.05       $   18.14    $   15.95      $   25.36       $   24.91
                                        ---------     ---------       ---------    ---------      ---------       ---------

Income From Investment Operations
   Net Investment Income...............      0.24          0.44            0.59          0.54           0.24            0.11
   Net Gains or Losses on
      Securities (both realized
      and unrealized)..................     (0.29)         5.26            4.45         2.97          (0.28)           1.72
                                        ---------     ---------       ---------    ---------      ---------       ---------
         Total From Investment
            Operations.................     (0.05)         5.70            5.04         3.51          (0.04)           1.83
                                        ---------     ---------       ---------    ---------      ---------       ---------

Less Distributions
   Dividends (from net
      investment income)...............     (0.13)        (0.44)          (0.56)       (0.54)         (0.14)          (0.11)
   Distributions (from
      capital gains)...................      -            (1.22)          (1.54)       (0.78)           -             (1.22)

   Distributions (from
      paid-in capital).................       -            (0.06)         (0.03)          -             -             (0.05)
                                        ----------    ----------      ---------    ----------     ----------      ---------

         Total Distributions...........     (0.13)        (1.72)          (2.13)       (1.32)         (0.14)          (1.38)
                                        ---------     ---------       ---------    ---------      ---------       ---------

Net Asset Value, End of Period ........ $   24.85     $   25.03       $   21.05    $   18.14      $   25.18       $   25.36
                                        =========     =========       ==========   =========      =========       =========

Total Return 1.........................   ( 0.21)%        27.35%         28.21%        25.31%      (0.15)%           7.38%

Ratios/Supplemental Data
   Net Assets, End of Period
      (000 omitted)....................   $88,348       $35,536         $2,075           $378     $24,802            $6,296
   Ratio of Expenses to
      Average Net Assets...............    2.06%*2        2.11%2         2.01%2        2.01%*       2.03%*          2.08%*2
   Ratio of Net Income
      to Average Net Assets...........      2.18%*         2.09%          2.40%        3.00%*       2.20%*           2.01%*

   Portfolio Turnover Rate3............      6.54%        23.68%         43.16%        53.58%       6.54%           23.68%
   Average Commission
      Rate Per Share4..................    $0.0600       $0.0600        $0.0552           -         $0.0600        $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.05% for Class B shares for the six months ended June 30, 1998 and 2.10% and 2.00% for Class B shares for 1997 and 1996, respectively and 2.07% for Class C Shares for 1997.
     Prior to 1996, such reductions were reflected in the expenses ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.


CLASS Y
                                                                                                              NOVEMBER 13, 1996
                                                                                                                 (COMMENCEMENT
                                                                 SIX MONTHS                    YEAR             OF OPERATIONS)
                                                                    ENDED                      ENDED                THROUGH
                                                                JUNE 30, 1998              DECEMBER 31,          DECEMBER 31,
                                                                 (UNAUDITED)                   1997                    1996
                                                                 -----------                   ----                    ----
Net Asset Value,
   Beginning of Period...................................       $   25.34                  $   21.29              $   21.39
                                                                ---------                  ---------              ---------

Income  From Investment  Operations
   Net Investment Income.................................             0.40                       0.69                   0.07
   Net Gains on Securities
      (both realized and unrealized).....................           (0.30)                      5.35                   1.44
                                                                ---------                  ---------              ---------
         Total From  Investment Operations...............            0.10                       6.04                   1.51
                                                                ---------                  ---------              ---------

Less Distributions
   Dividends (from net investment income)................            (0.21)                     (0.69)                 (0.06)
   Distributions (from capital gains)....................            -                         (1.22)                 (1.54)

   Distributions (from paid-in capital)..................            -                         (0.08)                 (0.01)
                                                                ----------                 ---------              ---------

         Total Distributions.............................           (0.21)                     (1.99)                 (1.61)
                                                                ---------                  ---------              ---------

Net Asset Value, End of Period...........................       $   25.23                  $   25.34              $    21.29
                                                                =========                  =========              ==========

Total Return 1...........................................            0.39%                   28.80%                  7.01%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..............          $37,817                    $36,543                $33,006
   Ratio of Expenses to Average Net Assets...............          0.87%*2                      0.95%                 0.98%*
   Ratio of Net Income to Average  Net Assets............         3.37%*                        3.09%              3.11%*

   Portfolio Turnover Rate3..............................            6.54%                     23.68%                 43.16%

   Average Commission Rate Per Share4.....                         $0.0600                    $0.0600                $0.0552

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.86% for the six months ended June 30, 1998.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.


CLASS A


                                                                                                                 JANUARY 3, 1994
                                                                                                                 (COMMENCEMENT
                                                  SIX MONTHS                                                     OF OPERATIONS)
                                                     ENDED        ---------------YEAR ENDED----------------          THROUGH
                                                 JUNE 30, 1998                   DECEMBER 31,                     DECEMBER  31,
                                                  (UNAUDITED)         1997          19961            1995              1994
                                                  -----------         ----          ----             ----              ----
Net Asset Value, Beginning of Period..............$   25.41       $   21.24        $   16.44      $   14.72        $   14.29
                                                  ---------       ---------        ---------      ---------        ---------

Income From Investment  Operations
   Net Investment Income..........................     0.37            0.74             0.71           0.82             0.62
   Net Gains or Losses on Securities
    (both realized and unrealized)................    (1.85)           4.51             5.22           1.71             0.55
                                                  --------- -     ----------       ----------     ---------        ---------
         Total From  Investment Operations........    (1.48)           5.25             5.93           2.53             1.17
                                                  ---------       ---------        ---------      ---------        ---------

Less Distributions
   Dividends (from net investment income).........    (0.20)          (0.74)           (0.70)         (0.81)           (0.62)
   Distributions (from capital gains).............      -             (0.27)           (0.25)            -             (0.12)
   Distributions (from paid-in capital gains).....       -            (0.07)           (0.18)            -                -
                                                   --------       --------- -      ---------      ---------         -------
         Total Distributions......................     (0.20)         (1.08)           (1.13)         (0.81)           (0.74)
                                                   ---------      ---------        ---------      ---------        ---------

Net Asset Value, End of Period....................$   23.73       $   25.41        $   21.24      $   16.44        $   14.72
                                                  =========       =========        =========      =========        =========

Total Return 2....................................   (5.87)%          25.08%           37.05%         17.70%           8.18%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).......  $214,655        $147,488          $32,507        $29,320          $25,450

   Ratio of Expenses to Average Net Assets........   1.20%*3           1.18%           1.32%3          1.43%           1.86%*

   Ratio of Net Income to Average Net Assets......    3.33%*           3.40%            3.95%          5.44%           3.98%*

   Portfolio Turnover Rate4.......................     6.33%          12.50%           18.60%         38.82%           35.80%

   Average Commission Rate Per Share5.............   $0.0600        $0.0600           $0.0600            -                -

1 Per share calculations other than distributions were based on average shares outstanding during the period.

2 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.19% and 1.31% for the six months ended June 30, 1998 and for 1996, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

* Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.



CLASS B

                                                                                                             DECEMBER 27, 1994
                                                                                                               (COMMENCEMENT
                                                     SIX MONTHS                                                 OF OPERATIONS)
                                                       ENDED           -------------YEAR ENDED--------------        THROUGH
                                                    JUNE 30, 1998                   DECEMBER 31,                 DECEMBER 31,
                                                     (UNAUDITED)          1997          19961        1995            1994
                                                     -----------          ----          ----         ----            ----
Net Asset Value, Beginning of Period..............   $   25.32         $   21.19    $   16.41     $   14.72       $   14.73
                                                     ---------         ---------    ---------     ---------       ---------

Income From Investment  Operations
   Net Investment Income..........................        0.28              0.54         0.56          0.68            0.02
   Net Gains or Losses on Securities
      (both realized and unrealized)..............       (1.85)             4.47         5.21          1.70            0.11
                                                     ---------         ---------    ---------     ---------       ---------
         Total From  Investment Operations........       (1.57)             5.01         5.77          2.38            0.13
                                                     ---------         ---------    ---------     ---------       ---------

Less Distributions
   Dividends (from net investment income).........       (0.15)            (0.54)       (0.63)        (0.69)          (0.02)
   Distributions (from capital gains).............          -              (0.27)       (0.25)           -            (0.12)
   Dividends (from paid-in capital)...............          -              (0.07)       (0.11)           -             -
                                                     ----------        -----------  ---------     ----------      ---------
         Total Distributions......................       (0.15)            (0.88)       (0.99)        (0.69)          (0.14)
                                                     ---------         ---------    ---------     ---------       ---------

Net Asset Value, End of Period....................   $   23.60         $   25.32    $   21.19     $   16.41       $   14.72
                                                     =========         =========    =========     =========       =========

Total Return 2....................................      (6.25)%            23.88%       35.99%       16.59%           0.89%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).......     $168,212          $114,283      $10,919         $414             $34

   Ratio of Expenses to Average Net Assets........      2.03%*2             2.04%       2.22%         2.39%          2.64%*

   Ratio of Net Income to Average Net Assets......       2.50%*             2.60%       3.46%         4.48%          3.20%*

   Portfolio Turnover Rate4.......................        6.33%            12.50%      18.60%         38.82%        35.80%

   Average Commission Rate Per Share5.............      $0.0600           $0.0600      $0.0600           -              -

1 Per share calculations other than distributions were based on average shares outstanding during the period.

2 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

3 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.02% for the six months ended June 30, 1998.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.


CLASS C

                                                                                                          AUGUST 13, 1997
                                                                                                           (COMMENCEMENT
                                                                           SIX MONTHS                     OF OPERATIONS)
                                                                            ENDED                             THROUGH
                                                                          JUNE 30, 1998                     DECEMBER 31,
                                                                           (UNAUDITED)                         1997
Net Asset Value, Beginning of Period.................................     $   25.49                        $   23.41
                                                                          ---------                        ---------

Income From Investment  Operations
   Net Investment Income.............................................          0.27                             0.18
   Net Gains or Losses on Securities (both realized and
      unrealized)....................................................         (1.84)                            2.42
                                                                          ---------                        ---------
         Total From  Investment Operations...........................         (1.57)                            2.60
                                                                          ---------                        ---------

Less Distributions
   Dividends (from net investment income)............................         (0.15)                           (0.18)
   Distributions (from capital gains)................................          -                                (0.27)
   Dividends (from paid-in capital)..................................          -                               (0.07)
                                                                          ----------                       ---------
         Total Distributions.........................................         (0.15)                           (0.52)
                                                                          ---------                        ---------

Net Asset Value, End of Period.......................................     $   23.77                        $   25.49
                                                                          =========                        =========

Total Return1 .......................................................        (6.19)%                           11.12%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..........................        $28,494                           $8,322

   Ratio of Expenses to Average Net Assets...........................        2.01%*2                           2.03%*

   Ratio of Net Income to Average Net Assets.........................         2.52%*                           2.56%*

   Portfolio Turnover Rate3..........................................          6.33%                           12.50%

   Average Commission Rate Per Share4................................        $0.0600                         $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.00% for the six months ended June 30, 1998.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

4 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.


CLASS Y
                                                                                                                   NOVEMBER 8, 1996
                                                                                                                    (COMMENCEMENT
                                                                           SIX MONTHS                                OF OPERATIONS)
                                                                              ENDED                YEAR ENDED           THROUGH
                                                                          JUNE 30, 1998           DECEMBER 31,        DECEMBER 31,
                                                                           (UNAUDITED)                1997                1996
                                                                           -----------                ----                ----
Net Asset Value, Beginning of Period.................................      $   25.56               $   21.37            $   19.29
                                                                           ---------               ---------            ---------

Income From Investment  Operations
   Net Investment Income.............................................           0.42                    0.79                 0.13
   Net Gains or Losses on Securities (both realized and
        Unrealized...................................................          (1.87)                   4.54                 2.35
                                                                           ---------               ---------            ---------
         Total From Investment Operations...........................           (1.45)                   5.33                 2.48
                                                                           ---------               ---------            ---------

Less Distributions
   Dividends (from net investment income)............................          (0.22)                  (0.79)               (0.13)
   Distributions (from capital gains)................................           -                      (0.27)               (0.25)
   Dividends (from paid-in capital)..................................           -                      (0.08)               (0.02)
                                                                           ---------               ---------            ---------
         Total Distributions.........................................          (0.22)                  (1.14)               (0.40)
                                                                           ---------               ---------            ---------

Net Asset Value, End of Period.......................................      $   23.89               $   25.56            $   21.37
                                                                           =========               =========            =========

Total Return1........................................................        (5.71)%                  25.29%               12.89%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..........................        $37,145                 $27,147              $18,165

   Ratio of Expenses to Average Net Assets...........................         0.81%*                   1.00%               1.18%*

   Ratio of Net Income to Average Net Assets.........................         3.71%*                   3.47%               4.22%*

   Portfolio Turnover Rate2..........................................          6.33%                  12.50%               18.60%

   Average Commission Rate Per Share3................................        $0.0600                 $0.0600              $0.0600

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

*    Annualized

                              DAVIS  SERIES, INC.

              124 East Marcy Street Santa Fe, New Mexico 87501
===============================================================================
      DIRECTORS                                    OFFICERS
 Jeremy H. Biggs                               Jeremy H. Biggs
 Wesley E. Bass, Jr.                              Chairman
 Marc P. Blum                                  Shelby M.C. Davis
 Andrew A. Davis                                  President
 Christopher C. Davis                          Kenneth C. Eich
 Jerry D. Geist                                   Vice President
 D. James Guzy                                 Sharra L. Reed
 G. Bernard Hamilton                              Vice President,
 LeRoy E. Hoffberger                              Treasurer &
 Laurence W. Levine                               Assistant Secretary
 Christian R. Sonne                            Thomas D. Tays
                                                  Vice President & Secretary
                                               Christopher C. Davis
                                                  Vice President
                                               Andrew A. Davis
                                                  Vice President
                                               Carolyn H Spolidoro
                                                  Vice President


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA 02266-8406

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

AUDITORS
KPMG Peat Marwick LLP
707 Seventeenth Street, Suite 2300
Denver Colorado 80202

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FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES
AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.



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